Exhibit 99.1

THIRD QUARTER 2008
FINANCIAL SUPPLEMENT

If you need further information, please contact:
Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

Regional Banking
-Traditional banking services for consumers and business
-Activities include lending and deposit taking, investments, insurance, financial planning, trust services, asset management, cash management, and health savings accounts
-Primarily southeastern US footprint, with approximately 200 financial centers in TN and nearby markets
-First Tennessee banking franchise and middle market lending are key businesses
-First Horizon Banks included for periods prior to divestiture

Capital Markets
-Fixed income sales, trading, and strategies for institutional clients in U.S. and abroad
-Other capital markets products include:
-Equity research, portfolio advisory, structured finance, and investment banking
-Correspondent banking provides credit, depository, and other banking related services to other financial institutions

National Specialty Lending
-Primarily portfolio lending activities such as consumer lending and construction lending outside Regional Banking footprint
-Construction lending includes national home builder, one-time close, and commercial real estate portfolios
-In January 2008, FHN announced the discontinuation of national home builder and commercial real estate lending through its First Horizon Construction Lending offices
-Consumer lending consists mainly of national retail-originated home equity loans and lines

Mortgage Banking
-Primarily consists of first lien mortgage originations and servicing
-In a transaction that closed on Aug. 31, 2008, First Horizon National Corp sold its mortgage servicing platform and origination offices outside Tennessee to MetLife Bank, N.A.

Corporate
-Includes executive management, enterprise-wide risk management, corporate finance, corporate communications and legal functions
-Also includes funding function for the corporation and any impact from balance sheet positioning

PERFORMANCE HIGHLIGHTS

Summary of Third Quarter 2008 Significant Items (in millions)

Segment	Item	Income Statement	Pre-Tax	Comments

Regional Banking	Loan losses	Provision for loan losses	$(58.2)	Provisioning for deterioration in commercial portfolios.

Capital Markets	Loan losses	Provision for loan losses	$(38.5)	Provisioning for deterioration in correspondent banking loans.

National Specialty Lending	Loan losses	Provision for loan losses	$(240.5)	Provisioning for deterioration in national construction and home equity portfolios.

Mortgage Banking	Origination Income Adjustment	Noninterest income: Mortgage Banking	$(15.5)	Adjustment to reflect revised cash flow expectations related to mortgage origination activities

Corporate	Debt repurchases	Noninterest income: Other	$18.9	Gains on repurchases of $91.7 million of debt.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest expense: Various	$(15.8)	Expenses from severance, office closures and Mortgage divestiture. Detailed further on page 6.

	Restructuring, Repositioning & Efficiency Initiatives	Noninterest income: Various	$(18.1)	Loss from Mortgage divestiture. Transaction costs for sales of MSR. Detailed further on page 6.

(Third Quarter 2008 vs. Second Quarter 2008)

Asset Quality
- Provision increased to $340.0 million in the third quarter compared to $220.0 million in second quarter 2008
- Portfolio deterioration in third quarter due to declining economic conditions
- Continuing commercial portfolio grade deterioration
- Deterioration of homebuilder finance portfolio in national and Tennessee portfolios
- C&I deterioration, especially in loans to bank holding companies or secured by bank stock
- Consumer portfolios experiencing increased loss severities
- Continued wind down of OTC loans provides better visibility into inherent losses in remaining portfolio
- Home equity delinquencies increased
- Permanent mortgage portfolio experiencing increased deterioration
- Net charge-offs were 284 annualized basis points of average loans driven by national construction, home equity and C&I portfolios
- Net charge-offs of $154.7 million in third quarter compared to $127.7 million in prior quarter
- Charging off almost all impaired commercial loan balances down to most likely estimate of collateral value net of costs to sell
- NPAs increased to 463 basis points from 388 basis points reflecting portfolio deterioration from current economic conditions
- Total NPAs increased to $1.0 billion from $.9 billion primarily from deterioration in national construction portfolios
- Allowance as a percentage of loans ratio increased to 352 basis points from 259 basis points in prior quarter

Capital
- Initiated quarterly dividend payable in common stock
- Current ratios significantly benefit from equity issuance in second quarter and balance sheet contraction (estimated based on period end balances)
- 7.2% for tangible common equity to tangible assets
- 10.9% for Tier I
- 15.8% for Total Capital

PERFORMANCE HIGHLIGHTS (continued)

(Third Quarter 2008 vs. Second Quarter 2008)

Regional Banking
- Net interest margin increased to 4.43% compared to 4.38% in second quarter
- Reflects decision to not compete for non-relationship deposits
- Noninterest income declined to $87.9 million from $92.5 million
- Reduced foreclosure gains, cash management fees and wealth management fees in third quarter
- Provision expense in third quarter primarily reflects downward grade migration in commercial loans
- Noninterest expense increased to $158.6 million compared to $150.3 million in prior quarter
- Marketing efforts in the third quarter, expenses for improvements to online banking platform and higher losses on foreclosed properties

Capital Markets
- Fixed income revenues were $80.1 million in third quarter compared to $105.0 million in prior quarter
- Federal Reserve paused its rate reductions in third quarter
- Other product revenues remained relatively stable at $18.4 million in third quarter compared to $19.6 million in second quarter
- Provision increased to $38.5 million from $18.5 million to reflect deterioration of correspondent banking loans
- Current stress in financial system impacted these credits
- Decrease in noninterest expense resulted from lower production levels

National Specialty Lending
- Sequential decline in net interest income as loan portfolios continue to wind down
- Net interest margin decreased to 2.14% compared to 2.40% in second quarter
- Primarily results from an increase in nonaccrual loans
- Provision for loan losses continues to reflect deterioration within national construction portfolios
- Contraction of portfolios will continue since origination activity was significantly curtailed in first quarter
- Noninterest income increased sequentially
- Charge of $8.7 million recognized in prior quarter as repurchase reserves were increased
- $1.7 million charge recognized in third quarter
- $7.2 million reduction in residual valuation recognized in second quarter
- Noninterest expense decreased primarily due to the effects of winding down operations

Mortgage Banking
- Decreased origination income
- Deliveries and originations both decline significantly due to completion of MetLife transaction
- Gain on sale margin declined to 21 basis points from 125 basis points
- Net effect of adopting new accounting standards negatively affected pre-tax earnings by $14.4 million
- $7.2 million negative effect on second quarter 2008
- Third quarter adjustment of $15.5 million to reflect revised cash flow expectations related to mortgage origination activities
- Gains from favorable rate moves at the end of the prior quarter
- Hedging results positively impacted earnings by $50.8 million vs. $16.5 million in second quarter
- Resulted from positive carry on swaps due to the steepness of the yield curve and a market volatility benefit on swaps and options
- Foreclosure reserves expense of $15.9 million in prior quarter related to increased repurchase activity
- Servicing runoff declined to $20.1 million for third quarter from $37.1 million in prior quarter
- Structural barriers to refinance activity developed in third quarter
- Net interest income declines consistent with decrease in warehouse
- Noninterest expense declined to $89.0 million in third quarter compared to $149.1 million in prior quarter
- Due to sale of national mortgage offices and servicing platform at the end of August
- Provision of $2.9 million in third quarter due to deterioration in permanent mortgage portfolio
- $4.0 million of provision in prior quarter

Taxes
- Approximate $8 million positive quarterly effect from permanent tax credits

Corporate Segment
- $18.9 million of gains recognized in third quarter related to repurchases of debt
- $91.7 million of debt repurchased with maturity dates ranging from October 2008 to February 2011
- Prior quarter included $12.6 million of gains on repurchase of $152.1 million of debt
- Net charges of $33.9 million recognized for restructuring, repositioning and efficiency initiatives (detail on next page)
- Third quarter included $15.8 million of expenses
- $17.5 million of losses related to Mortgage sale presented in (Losses)/Gains on Divestitures
- $0.6 million of transaction costs from sale of mortgage servicing rights presented as reduction of Mortgage Banking income
- Prior quarter included $26.0 million of net charges for these initiatives

EFFICIENCY AND RESTRUCTURING INITIATIVES
Unaudited

Charges for Restructuring, Repositioning, and Efficiency

By Income Statement Impact (Thousands, rounded)	3Q08	2Q08	1Q08	4Q07	3Q07
Noninterest income
Mortgage banking	$(700)	$(9,300)	$(2,700)	$(6,400)	-
Losses/gains on divestitures	(17,500)	(400)	(1,000)	15,700	-
Noninterest expense
Employee compensation, incentives, and benefits	10,700	5,700	7,400	8,400	9,300
Occupancy	3,900	3,400	1,000	5,500	5,100
Operations services	-	-	-	400	-
Equipment rentals, depreciation, and maintenance	100	4,200	-	500	800
All other expense	1,000	3,000	9,200	21,100	17,600
Total Income before income taxes	$(33,900)	$(26,000)	$(21,300)	$(26,600)	$(32,800)

Expect $5 to $15 million additional charges in fourth quarter 2008.

CONSOLIDATED SUMMARY INCOME STATEMENT
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07
Net interest income	$223,147	$238,895	$228,092	$225,987	$237,804	(7)%	(6)%
Noninterest income	305,383	400,018	383,130	103,429	203,475	(24)%	50%
Securities gains/(losses), net	(210)	(972)	65,946	(10,442)	-	(78)%	NM
Total revenue	528,320	637,941	677,168	318,974	441,279	(17)%	20%
Noninterest expense	391,274	465,843	438,277	561,559	421,622	(16)%	(7)%
Provision	340,000	220,000	240,000	156,519	43,352	55%	684%
Pretax income/(loss)	(202,954)	(47,902)	(1,109)	(399,104)	(23,695)	NM	NM
Provision/(benefit) for income taxes	(84,664)	(28,821)	(8,146)	(146,342)	(9,330)	NM	NM
Income/(loss) from continuing operations	(118,290)	(19,081)	7,037	(252,762)	(14,365)	NM	NM
Income from discontinued operations, net of tax	-	-	883	4,137	209	NM	NM
Net (loss)/income	$(118,290)	$(19,081)	$7,920	$(248,625)	$(14,156)	NM	NM
Common Stock Data
Diluted EPS from continuing operations (a)	$(.59)	$(.11)	$.05	$(1.95)	$(.11)	NM	NM
Diluted EPS (a)	(.59)	(.11)	.06	(1.91)	(.11)	NM	NM
Diluted shares (a)	201,184	176,936	130,532	129,949	129,917	14%	55%
Period-end shares outstanding (a)	201,594	201,744	130,668	130,235	130,257	*	55%
Dividends declared per share (b)	(c)	$.20	$.20	$.45	$.45	NM	NM
Key Ratios & Other
Return on average assets	(1.41)%	(.21)%	.09%	(2.65)%	(.15)%
Return on average equity	(17.30)%	(3.02)%	1.47%	(42.52)%	(2.31)%
Net interest margin	3.01%	3.01%	2.81%	2.77%	2.87%
Tax rate	NM	NM	NM	NM	NM
Efficiency ratio	74.06%	73.02%	64.72%	176.05%	95.55%
FTE employees	6,091	9,245	9,555	9,941	11,052	(34)%	(45)%
* Amount is less than one percent
NM - Not meaningful
(a) Shares reflect the effect of the stock dividend.
(b) Third quarter 2008 dividend declared was paid in shares.
(c) Stock dividend rate of 3.0615% per share.

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07
Interest income	$383,243	$415,485	$476,443	$545,136	$582,735	(8)%	(34)%
Less interest expense	160,096	176,590	248,351	319,149	344,931	(9)%	(54)%
Net interest income	223,147	238,895	228,092	225,987	237,804	(7)%	(6)%
Provision for loan losses	340,000	220,000	240,000	156,519	43,352	55%	684%
Net interest income/(loss) after
provision for loan losses	(116,853)	18,895	(11,908)	69,468	194,452	(718)%	(160)%
Noninterest income:
Capital markets	95,954	122,338	131,457	98,482	63,722	(22)%	51%
Deposit transactions
and cash management	45,802	46,797	42,553	47,971	44,863	(2)%	2%
Mortgage banking (a) (b) (c) (d) (e)	106,817	172,418	158,712	(113,965)	39,022	(38)%	174%
Trust services and investment
management	8,154	8,883	9,109	10,097	9,922	(8)%	(18)%
Insurance commissions	7,332	6,822	8,144	7,529	6,747	7%	9%
Revenue from loan sales and securitizations	3,238	(6,984)	(4,097)	(171)	4,774	(146)%	(32)%
Securities (losses)/gains, net	(210)	(972)	65,946	(10,442)	-	(78)%	-
Gains/(losses) on divestitures (a)	(17,489)	(429)	(995)	15,695	-	NM	-
Other (f)	55,575	50,173	38,247	37,791	34,425	11%	61%
Total noninterest income	305,173	399,046	449,076	92,987	203,475	(24)%	50%
Adjusted gross income after
provision for loan losses	188,320	417,941	437,168	162,455	397,927	(55)%	(53)%
Noninterest expense:
Employee compensation,
incentives and benefits (a) (d)	215,498	277,078	287,470	226,905	236,683	(22)%	(9)%
Occupancy (a)	27,210	30,018	28,591	34,209	34,778	(9)%	(22)%
Operations services (a)	20,041	19,124	18,964	20,148	18,774	5%	7%
Equipment rentals, depreciation
and maintenance (a)	12,336	18,268	15,011	16,252	17,270	(32)%	(29)%
Communications and courier (d)	9,628	11,477	11,004	10,664	10,959	(16)%	(12)%
Amortization of intangible assets	1,802	2,182	2,440	2,864	2,647	(17)%	(32)%
Goodwill impairment	-	-	-	71,074	13,010	NM	NM
Other (a) (d)	104,759	107,696	74,797	179,443	87,501	(3)%	20%
Total noninterest expense	391,274	465,843	438,277	561,559	421,622	(16)%	(7)%
Pretax Income/(loss)	(202,954)	(47,902)	(1,109)	(399,104)	(23,695)	NM	NM
Provision/(benefit) for income taxes	(84,664)	(28,821)	(8,146)	(146,342)	(9,330)	NM	NM
Income/(loss) from continuing operations	$(118,290)	$(19,081)	7,037	(252,762)	(14,365)	NM	NM
Income from discontinued operations,
net of tax	-	-	883	4,137	209	NM	NM
Net income/(loss)	$(118,290)	$(19,081)	$7,920	$(248,625)	$(14,156)	NM	NM
NM - Not meaningful

3Q08 Key Impacts
(a)	Includes a portion of net charges for $33.9 million, see Restructuring, Repositioning and Efficiency Initiatives page for further details.
(b)	Includes LOCOM and other loan sale adjustments.
(c)	Include effects of electing fair value for mortgage warehouse loans.
(d)	Includes effect of adopting new accounting standards.
(e)	Includes effect of adjustment to reflect revised cash flow expectations related to mortgage origination activities.
(f)	Includes gains from repurchases of debt.

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Other Income
Brokerage management fees and
commissions	$7,824	$8,690	$8,413	$8,747	$9,189	(10)%	(15)%
Bank owned life insurance	6,731	6,343	6,962	6,697	6,260	6%	8%
Bankcard income	5,587	5,728	5,540	6,221	6,329	(2)%	(12)%
Other service charges	3,043	3,189	3,396	3,357	3,581	(5)%	(15)%
Remittance processing	3,314	3,206	3,273	3,450	3,171	3%	5%
Reinsurance fees	2,830	3,320	3,145	2,794	2,418	(15)%	17%
ATM interchange fees	2,263	2,238	2,238	2,224	2,200	1%	3%
Deferred compensation	(5,145)	1,325	(6,550)	(1,667)	526	NM	NM
Letter of credit	1,603	1,274	1,458	1,759	1,864	26%	(14)%
Electronic banking fees	1,535	1,572	1,618	1,636	1,631	(2)%	(6)%
Check clearing fees	838	887	862	1,125	1,275	(6)%	(34)%
Federal flood certifications	863	1,259	1,523	1,084	1,207	(31)%	(29)%
Other	24,289	11,142	6,369	364	(5,226)	118%	(565)%
Total	$55,575	$50,173	$38,247	$37,791	$34,425	11%	61%

Other Expense
Legal and professional fees (a)	$16,955	$14,030	$15,022	$17,629	$13,532	21%	25%
Computer software (a)	7,162	8,120	7,956	26,185	9,334	(12)%	(23)%
Advertising and public relations (a)	9,142	7,179	9,327	10,297	10,475	27%	(13)%
Travel and entertainment (a)	3,358	5,672	5,027	5,829	7,065	(41)%	(52)%
Low income housing expense	5,064	4,815	4,566	6,605	4,483	5%	13%
Contract employment (a)	9,033	7,359	5,584	5,202	5,770	23%	57%
Distributions on preferred stock
of subsidiary	2,875	2,844	4,061	4,679	4,761	1%	(40)%
Foreclosed real estate	4,979	10,720	6,362	8,871	1,393	(54)%	257%
Supplies (a)	2,725	2,942	3,020	3,496	3,382	(7)%	(19)%
Loan closing costs (b)	10,314	11,718	13,060	1,279	4,857	(12)%	112%
Customer relations	2,727	2,544	1,707	2,834	2,605	7%	5%
Other insurance and taxes	749	2,036	1,758	2,684	1,751	(63)%	(57)%
Employee training and dues	1,485	1,632	1,398	1,183	1,729	(9)%	(14)%
Fed services fees	1,975	1,941	1,611	1,463	1,540	2%	28%
Complimentary check expense	1,259	1,154	1,298	1,206	1,237	9%	2%
Loan insurance expense	1,477	1,198	1,113	1,073	1,123	23%	32%
Bank examination costs	1,523	1,054	1,053	1,142	1,141	44%	33%
Deposit insurance premium	4,146	3,403	2,827	1,223	615	22%	574%
Other (a)	17,811	17,335	(11,953)	76,563	10,708	3%	66%
Total	$104,759	$107,696	$74,797	$179,443	$87,501	(3)%	20%
NM - Not meaningful

3Q08 Key Impacts
(a)	Includes a portion of net charges for $33.9 million, see Efficiency and Restructuring Initiatives.
(b)	Includes effect of electing fair value for mortgage warehouse loans.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Assets
Investment securities	$2,840,739	$2,896,928	$3,034,798	$3,032,791	$3,076,360	(2)%	(8)%
Loans held for sale	718,029	2,554,030	3,616,018	3,461,712	2,900,464	(72)%	(75)%
Loans held for sale-divestiture (a)	-	-	207,672	289,878	565,492	NM	(100)%
Loans, net of unearned income	21,601,898	22,225,232	21,932,020	22,103,516	21,973,004	(3)%	(2)%
Federal funds sold and securities
purchased under agreements to resell	921,295	1,166,982	898,615	1,089,495	1,096,624	(21)%	(16)%
Interest bearing deposits with other financial institutions	37,546	39,829	46,382	39,422	30,993	(6)%	21%
Trading securities	1,561,024	1,473,815	1,553,053	1,768,763	1,734,653	6%	(10)%
Trading securities-divestiture (a)	-	89,239	-	-	-	(100)%	NM
Total earning assets	27,680,531	30,446,055	31,288,558	31,785,577	31,377,590	(9)%	(12)%
Cash and due from banks	815,935	838,376	851,875	1,170,220	936,707	(3)%	(13)%
Capital markets receivables	1,651,547	994,571	1,680,057	524,419	1,219,720	66%	35%
Mortgage servicing rights, net	798,491	903,634	895,923	1,159,820	1,470,589	(12)%	(46)%
Mortgage servicing rights, net-divestiture (a)	-	235,761	-	-	-	(100)%	NM
Goodwill	192,408	192,408	192,408	192,408	267,228	-	(28)%
Other intangible assets, net	46,887	48,615	52,017	56,907	58,738	(4)%	(20)%
Premises and equipment, net	336,078	344,410	382,488	399,305	411,515	(2)%	(18)%
Real estate acquired by foreclosure (b)	151,461	141,857	106,018	103,982	75,656	7%	100%
Allowance for loan losses	(760,456)	(575,149)	(483,203)	(342,341)	(236,611)	32%	221%
Other assets	1,891,494	1,908,795	2,293,045	1,949,308	1,874,497	(1)%	1%
Other assets-divestiture (a)	-	70,628	8,759	15,856	22,623	(100)%	(100)%
Total assets	$32,804,376	$35,549,961	$37,267,945	$37,015,461	$37,478,252	(8)%	(12)%

Liabilities and Shareholders' Equity
Deposits
Savings	$4,350,832	$4,041,352	$4,217,215	$3,872,684	$3,592,732	8%	21%
Other interest-bearing deposits	1,638,731	1,880,678	1,986,556	1,946,933	1,674,624	(13)%	(2)%
Time deposits	2,510,344	2,468,521	2,648,339	2,826,301	2,822,792	2%	(11)%
Interest bearing deposits-divestiture (a)	-	-	99,370	189,051	361,368	NM	(100)%
Total interest-bearing core deposits	8,499,907	8,390,551	8,951,480	8,834,969	8,451,516	1%	1%
Noninterest-bearing deposits	3,808,239	4,453,332	4,995,696	5,026,417	4,928,233	(14)%	(23)%
Noninterest-bearing deposits-divestiture (a)	-	296,632	18,197	28,750	72,404	(100)%	(100)%
Total core deposits	12,308,146	13,140,515	13,965,373	13,890,136	13,452,153	(6)%	(9)%
Certificates of deposit $100,000 and more	1,470,089	1,953,432	2,222,016	3,129,532	5,142,169	(25)%	(71)%
Certificates of deposit $100,000 and more-divestiture (a)	-	-	1,153	12,617	41,037	NM	(100)%
Total deposits	13,778,235	15,093,947	16,188,542	17,032,285	18,635,359	(9)%	(26)%
Federal funds purchased and securities
sold under agreements to repurchase	1,890,681	2,620,014	3,678,217	4,829,597	4,039,827	(28)%	(53)%
Federal funds purchased and securities
sold under agreements to repurchase-divestiture (a)	-	-	11,572	20,999	-	NM	NM
Trading liabilities	380,896	464,225	531,259	556,144	543,060	(18)%	(30)%
Other short term borrowings and commercial paper (c)	6,149,073	5,998,810	4,753,582	3,422,995	2,396,316	3%	157%
Term borrowings	4,545,791	5,783,407	6,060,795	6,027,967	6,015,954	(21)%	(24)%
Other collateralized borrowings	749,797	767,010	809,273	800,450	784,599	(2)%	(4)%
Total long-term debt	5,295,588	6,550,417	6,870,068	6,828,417	6,800,553	(19)%	(22)%
Capital markets payables	1,645,118	868,883	1,688,870	586,358	1,053,349	89%	56%
Other liabilities	785,061	959,476	1,136,461	1,305,868	1,253,295	(18)%	(37)%
Other liabilities-divestiture (a)	-	1,466	1,870	1,925	39,389	(100)%	(100)%
Total liabilities	29,924,652	32,557,238	34,860,441	34,584,588	34,761,148	(8)%	(14)%
Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,277	NM	NM
Shareholders' Equity
Common stock	125,996	122,345	79,242	78,979	78,992	3%	60%
Capital surplus	1,016,498	980,428	362,823	361,826	360,016	4%	182%
Undivided profits	1,489,990	1,646,272	1,704,559	1,742,892	2,048,689	(9)%	(27)%
Accumulated other comprehensive loss, net	(48,037)	(51,599)	(34,397)	(48,101)	(65,870)	(7)%	(27)%
Total shareholders' equity	2,584,447	2,697,446	2,112,227	2,135,596	2,421,827	(4)%	7%
Total liabilities and shareholders' equity	$32,804,376	$35,549,961	$37,267,945	$37,015,461	$37,478,252	(8)%	(12)%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Second quarter 2008 associated with the sale of certain mortgage operations, prior periods associated with the sale of First Horizon Bank branches.
(b)	Includes $35.9 million of foreclosed assets related to government insured mortgages.
(c)	Third quarter 2008 includes $2.5 billion of FRB Term Auction Facility borrowings, $3.5 billion of FHLB borrowings, and $1.9 million of commercial paper.

CONSOLIDATED AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Average Loans (Net)
Commercial
Commercial, financial and industrial	$7,530,724	$7,212,907	$7,121,890	$6,957,498	$7,061,103	4%	7%
Real estate commercial (a)	1,497,773	1,401,267	1,347,377	1,301,866	1,363,363	7%	10%
Real estate construction (b)	2,162,817	2,481,680	2,713,253	2,825,210	2,875,296	(13)%	(25)%
Total commercial loans	11,191,314	11,095,854	11,182,520	11,084,574	11,299,762	1%	(1)%
Retail
Real estate residential (c)	8,166,295	7,878,845	7,774,415	7,605,345	7,601,422	4%	7%
Real estate construction (d)	1,350,092	1,666,007	1,909,061	2,096,561	2,144,902	(19)%	(37)%
Other retail	138,848	138,242	141,961	144,116	149,714	*	(7)%
Credit card receivables	193,517	193,850	195,081	201,153	194,376	*	*
Real estate loans pledged against
other collateralized borrowings (e)	721,760	735,828	755,071	779,013	808,247	(2)%	(11)%
Total retail loans	10,570,512	10,612,772	10,775,589	10,826,188	10,898,661	*	(3)%
Total loans, net of unearned income	$21,761,826	$21,708,626	$21,958,109	$21,910,762	$22,198,423	*	(2)%

Period-End Loans (Net)
Commercial
Commercial, financial and industrial	$7,642,684	$7,717,110	$7,238,630	$7,140,087	$6,978,643	(1)%	10%
Real estate commercial (a)	1,492,323	1,463,726	1,345,526	1,294,922	1,326,261	2%	13%
Real estate construction (b)	2,020,455	2,271,533	2,602,968	2,753,475	2,828,545	(11)%	(29)%
Total commercial loans	11,155,462	11,452,369	11,187,124	11,188,484	11,133,449	(3)%	*
Retail
Real estate residential (c)	8,192,926	8,196,622	7,858,109	7,791,885	7,544,048	*	9%
Real estate construction (d)	1,201,911	1,513,845	1,814,863	2,008,289	2,160,593	(21)%	(44)%
Other retail	139,441	138,970	138,253	144,019	144,526	*	(4)%
Credit card receivables	194,966	195,703	191,119	204,812	196,967	*	(1)%
Real estate loans pledged against
other collateralized borrowings (e)	717,192	727,723	742,552	766,027	793,421	(1)%	(10)%
Total retail loans	10,446,436	10,772,863	10,744,896	10,915,032	10,839,555	(3)%	(4)%
Total loans, net of unearned income	$21,601,898	$22,225,232	$21,932,020	$22,103,516	$21,973,004	(3)%	(2)%
* Amount is less than one percent

(a)	Includes nonconstruction income property loans
(b)	Includes home builder, condominium, and income property construction loans
(c)	Includes home equity loans, home equity lines of credit and permanent mortgages
(d)	Includes one-time close product
(e)	Includes on balance sheet securitizations of home equity loans

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Assets:
Earning assets:
Loans, net of unearned income*	$21,761,826	$21,708,626	$21,958,109	$21,910,762	$22,198,423	**	(2)%
Loans held for sale	1,950,831	3,606,621	3,728,008	3,337,237	3,963,650	(46)%	(51)%
Loans held for sale-divestiture (a)	-	195,175	248,751	467,424	-	(100)%	NM
Investment securities:
U.S. Treasuries	47,843	47,123	43,305	36,062	151,831	2%	(68)%
U.S. government agencies	2,524,895	2,649,651	2,725,948	2,787,078	2,836,619	(5)%	(11)%
States and municipalities	31,682	31,347	12,847	1,740	1,750	1%	NM
Other	268,939	257,907	232,472	230,808	237,291	4%	13%
Total investment securities	2,873,359	2,986,028	3,014,572	3,055,688	3,227,491	(4)%	(11)%
Capital markets securities inventory	1,355,501	1,630,501	1,961,964	1,934,055	1,810,703	(17)%	(25)%
Mortgage banking trading securities	304,278	387,469	405,579	527,453	545,201	(21)%	(44)%
Mortgage banking trading securities-divestiture (a)	62,131	981	-	-	-	NM	NM
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,213,510	1,275,548	1,304,707	1,237,957	1,224,193	(5)%	(1)%
Interest bearing deposits with other financial institutions	39,666	36,573	46,093	28,968	41,118	8%	(4)%
Total other earning assets	1,253,176	1,312,121	1,350,800	1,266,925	1,265,311	(4)%	(1)%
Total earning assets	29,561,102	31,827,522	32,667,783	32,499,544	33,010,779	(7)%	(10)%
Allowance for loan losses	(619,977)	(529,124)	(359,600)	(246,916)	(236,188)	17%	162%
Cash and due from banks	638,467	697,013	786,693	846,793	788,636	(8)%	(19)%
Capital markets receivables	196,285	251,667	297,908	182,358	141,519	(22)%	39%
Premises and equipment, net	339,575	373,403	390,291	407,212	435,480	(9)%	(22)%
Other assets	3,219,952	3,517,017	3,367,729	3,540,575	3,613,812	(8)%	(11)%
Other assets-divestiture (a)	46,091	8,603	11,581	20,868	-	436%	NM
Total assets	$33,381,495	$36,146,101	$37,162,385	$37,250,434	$37,754,038	(8)%	(12)%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest bearing deposits-divestiture (a)	$-	$30,695	$127,352	$292,615	$-	(100)%	NM
Other interest-bearing deposits	1,724,504	1,911,341	1,922,506	1,685,749	1,777,982	(10)%	(3)%
Savings	4,002,907	4,180,739	4,134,308	3,749,222	3,475,981	(4)%	15%
Time deposits	2,422,189	2,530,300	2,763,335	2,850,719	2,913,872	(4)%	(17)%
Total interest-bearing core deposits	8,149,600	8,653,075	8,947,501	8,578,305	8,167,835	(6)%	**
Certificates of deposit $100,000 and more	1,839,651	2,022,972	2,696,781	4,464,070	6,802,371	(9)%	(73)%
Certificates of deposit $100,000 and more-divestiture (a)	-	279	4,770	30,499	-	(100)%	NM
Federal funds purchased and securities
sold under agreements to repurchase	2,593,485	3,810,955	5,236,736	4,936,968	4,964,072	(32)%	(48)%
Federal funds purchased and securities
sold under agreements to repurchase-divestiture (a)	-	3,102	16,171	33,370	-	(100)%	NM
Capital markets trading liabilities	708,875	768,565	846,369	812,969	773,576	(8)%	(8)%
Other short-term borrowings and commercial paper (b)	6,083,691	5,513,454	3,850,704	2,651,882	1,165,801	10%	422%
Long term debt:
Term borrowings	5,193,319	5,886,694	6,013,433	5,981,215	5,837,370	(12)%	(11)%
Other collateralized borrowings	756,999	792,388	790,811	813,075	807,143	(4)%	(6)%
Total long-term debt	5,950,318	6,679,082	6,804,244	6,794,290	6,644,513	(11)%	(10)%
Total interest-bearing liabilities	25,325,620	27,451,484	28,403,276	28,302,353	28,518,168	(8)%	(11)%
Noninterest-bearing deposits	4,031,157	4,619,333	4,743,479	4,838,363	5,096,766	(13)%	(21)%
Other noninterest-bearing deposits-divestiture (a)	3,038	8,902	21,327	54,928	-	(66)%	NM
Capital markets payables	178,289	232,282	292,846	173,351	139,170	(23)%	28%
Other liabilities	827,244	995,931	1,234,695	1,262,345	1,276,262	(17)%	(35)%
Other liabilities-divestiture (a)	1,397	1,022	2,335	3,885	-	37%	NM
Preferred stock of subsidiary	295,277	295,277	295,277	295,277	295,277	**	**
Shareholders' equity	2,719,473	2,541,870	2,169,150	2,319,932	2,428,395	7%	12%
Total liabilities and shareholders' equity	$33,381,495	$36,146,101	$37,162,385	$37,250,434	$37,754,038	(8)%	(12)%
*	Includes loans on nonaccrual status
**	Amount is less than one percent
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	Third and second quarters 2008 associated with the sale of certain mortgage operations, prior periods associated with the sale of First Horizon Bank branches.
(b)	In third quarter 2008, FRB Term Auction Facility borrowings averaged $2.2 billion, FHLB borrowings averaged $3.4 billion, and commercial paper averaged $2.9 million.

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Assets:
Earning assets:
Loans, net of unearned income*	$281,777	$285,539	$331,803	$385,027	$413,376	(1)%	(32)%
Loans held for sale	29,078	54,217	58,438	62,249	66,570	(46)%	(56)%
Investment securities:
U.S. Treasuries	250	249	340	434	1,856	*	(87)%
U.S. government agencies	34,886	36,573	37,954	39,027	40,293	(5)%	(13)%
States and municipalities	372	324	220	4	4	15%	NM
Other	3,336	2,159	2,290	2,904	2,838	55%	18%
Total investment securities	38,844	39,305	40,804	42,369	44,991	(1)%	(14)%
Capital markets securities inventory	15,898	18,131	22,652	25,261	25,321	(12)%	(37)%
Mortgage banking trading securities	11,781	12,120	13,363	16,436	16,647	(3)%	(29)%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	5,944	6,266	9,341	13,485	15,297	(5)%	(61)%
Interest bearing deposits with other financial institutions	253	189	357	450	705	34%	(64)%
Total other earning assets	6,197	6,455	9,698	13,935	16,002	(4)%	(61)%
Total earning assets/interest income	$383,575	$415,767	$476,758	$545,277	$582,907	(8)%	(34)%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$2,849	$3,556	$5,906	$5,976	$6,179	(20)%	(54)%
Savings	17,005	18,362	25,888	30,864	29,140	(7)%	(42)%
Time deposits	22,443	25,540	31,502	35,234	34,745	(12)%	(35)%
Total interest-bearing core deposits	42,297	47,458	63,296	72,074	70,064	(11)%	(40)%
Certificates of deposit $100,000 and more	15,184	17,361	31,069	59,851	92,556	(13)%	(84)%
Federal funds purchased and securities
sold under agreements to repurchase	10,696	17,834	38,521	52,635	60,287	(40)%	(82)%
Capital markets trading liabilities	8,304	9,400	9,615	10,588	10,295	(12)%	(19)%
Other short-term borrowings and commercial paper	36,496	31,591	31,527	30,229	14,827	16%	146%
Long term debt:
Term borrowings	41,598	47,129	66,303	82,870	85,241	(12)%	(51)%
Other collateralized borrowings	5,521	5,817	8,020	10,902	11,661	(5)%	(53)%
Total long-term debt	47,119	52,946	74,323	93,772	96,902	(11)%	(51)%
Total interest-bearing liabilities/interest expense	$160,096	$176,590	$248,351	$319,149	$344,931	(9)%	(54)%
Net interest income-tax equivalent basis	$223,479	$239,177	$228,407	$226,128	$237,976	(7)%	(6)%
Fully taxable equivalent adjustment	(332)	(282)	(315)	(141)	(172)	NM	NM
Net interest income	$223,147	$238,895	$228,092	$225,987	$237,804	(7)%	(6)%
* Includes loans on nonaccrual status
Income amounts are adjusted to a fully taxable equivalent.  Earning assets income is expressed net of unearned income.
NM - Not meaningful

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES
Quarterly, Unaudited

(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07

Assets:
Earning assets:
Loans, net of unearned income*	5.16%	5.29%	6.07%	6.98%	7.39%
Loans held for sale	5.96	5.70	5.88	6.54	6.72
Investment securities:
U.S. Treasuries	2.08	2.13	3.15	4.77	4.85
U.S. government agencies	5.53	5.52	5.57	5.60	5.68
States and municipalities	4.70	4.14	6.87	.82	.83
Other	4.96	3.35	3.94	5.03	4.78
Total investment securities	5.41	5.27	5.41	5.55	5.57
Capital markets securities inventory	4.69	4.45	4.62	5.22	5.59
Mortgage banking trading securities	12.86	12.48	13.18	12.46	12.21
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1.95	1.98	2.88	4.32	4.96
Interest bearing deposits with other financial institutions	2.54	2.08	3.11	6.17	6.80
Total other earning assets	1.97	1.98	2.89	4.36	5.02
Total earning assets/interest income	5.17%	5.24%	5.86%	6.67%	7.02%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	.66%	.74%	1.19%	1.33%	1.38%
Savings	1.69	1.76	2.50	3.19	3.33
Time deposits	3.69	4.06	4.55	4.73	4.73
Total interest-bearing core deposits	2.06	2.21	2.85	3.33	3.40
Certificates of deposit $100,000 and more	3.28	3.45	4.63	5.28	5.40
Federal funds purchased and securities
sold under agreements to repurchase	1.64	1.88	2.95	4.20	4.82
Capital markets trading liabilities	4.66	4.92	4.57	5.17	5.28
Other short-term borrowings and commercial paper	2.39	2.30	3.29	4.52	5.05
Long term debt:
Term borrowings	3.21	3.20	4.41	5.55	5.85
Other collateralized borrowings	2.92	2.94	4.06	5.36	5.78
Total long-term debt	3.17	3.17	4.37	5.52	5.84
Total interest-bearing liabilities/interest expense	2.52%	2.58%	3.51%	4.49%	4.81%
Net interest spread	2.65%	2.66%	2.35%	2.18%	2.21%
Effect of interest-free sources used to fund
earning assets	.36	.35	.46	.59	.66
Net interest margin	3.01%	3.01%	2.81%	2.77%	2.87%
* Includes loans on nonaccrual status
Yields are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

First Liens
Fair value beginning balance	$1,111,204	$865,855	$1,122,415	$1,429,245	$1,481,727	28%	(25)%
Addition of mortgage servicing rights	61,500	100,305	78,871	67,300	97,084
Reductions due to loan payments	(20,091)	(38,598)	(37,448)	(40,930)	(48,964)
Reductions due to sale	(320,482)	(72,271)	(43,842)	(96,502)	-
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(39,194)	255,890	(254,076)	(236,695)	(100,602)
Other changes in fair value	(22,316)	23	(65)	(3)	-
Fair value ending balance	$770,621	$1,111,204	$865,855	$1,122,415	$1,429,245	(31)%	(46)%

Second Liens
Fair value beginning balance	$18,138	$20,126	$25,832	$28,747	$27,608	(10)%	(34)%
Addition of mortgage servicing rights	-	-	-	-	3,587
Reductions due to loan payments	(614)	(1,737)	(2,617)	(2,097)	(2,559)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	-	(254)	(3,089)	(834)	32
Other changes in fair value	3	3	-	16	79
Fair value ending balance	$17,527	$18,138	$20,126	$25,832	$28,747	(3)%	(39)%

HELOC
Fair value beginning balance	$10,053	$9,942	$11,573	$12,597	$13,631	1%	(26)%
Addition of mortgage servicing rights	43	215	887	174	87
Reductions due to loan payments	(483)	(491)	(707)	(736)	(1,124)
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	-	(230)	(1,935)	(462)	(39)
Other changes in fair value	730	617	124	-	42
Fair value ending balance	$10,343	$10,053	$9,942	$11,573	$12,597	3%	(18)%

Total Consolidated
Fair value beginning balance	$1,139,395	$895,923	$1,159,820	$1,470,589	$1,522,966	27%	(25)%
Addition of mortgage servicing rights	61,543	100,520	79,758	67,474	100,758
Reductions due to loan payments	(21,188)	(40,826)	(40,772)	(43,763)	(52,647)
Reductions due to sale	(320,482)	(72,271)	(43,842)	(96,502)	-
Changes in fair value due to:
Changes in valuation model inputs
or assumptions (a)	(39,194)	255,406	(259,100)	(237,991)	(100,609)
Other changes in fair value	(21,583)	643	59	13	121
Fair value ending balance	$798,491	$1,139,395	$895,923	$1,159,820	$1,470,589	(30)%	(46)%
(a) Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Regional Banking
Total revenues(a)	$210,298	$212,920	$207,636	$229,125	$228,578	(1)%	(8)%
Provision for loan losses	58,201	89,477	75,264	15,831	18,523	(35)%	214%
Noninterest expenses	158,628	150,294	150,523	159,882	153,816	6%	3%
Pre-tax income/(loss)	(6,531)	(26,851)	(18,151)	53,412	56,239	(76)%	NM
Provision/(benefit) for income taxes	(11,670)	(19,838)	(13,541)	27,026	19,798	(41)%	NM
Net income/(loss) from continuing operations	5,139	(7,013)	(4,610)	26,386	36,441	NM	(86)%
Income from discontinued operations, net of tax	-	-	883	4,137	209	NM	NM
Net income/(loss)	$5,139	$(7,013)	$(3,727)	$30,523	$36,650	NM	(86)%

National Specialty Lending
Total revenues(a)	$49,417	$39,052	$55,040	$54,321	$62,413	27%	(21)%
Provision for loan losses	240,470	108,000	149,483	139,398	22,807	123%	954%
Noninterest expenses	23,487	26,675	25,146	31,067	33,622	(12)%	(30)%
Pre-tax income/(loss)	(214,540)	(95,623)	(119,589)	(116,144)	5,984	NM	NM
Provision/(benefit) for income taxes	(79,491)	(33,528)	(46,359)	(43,859)	1,810	137%	NM
Net income/(loss)	$(135,049)	$(62,095)	$(73,230)	$(72,285)	$4,174	NM	NM

Mortgage Banking
Total revenues(a)	$138,344	$222,297	$198,066	$(79,826)	$69,059	(38)%	100%
Provision for loan losses	2,878	4,001	222	46	4	(28)%	NM
Noninterest expenses	89,040	149,062	147,543	174,203	108,303	(40)%	(18)%
Pre-tax income/(loss)	46,426	69,234	50,301	(254,075)	(39,248)	(33)%	NM
Provision/(benefit) for income taxes	16,648	22,960	18,129	(99,185)	(13,984)	(27)%	NM
Net income/(loss)	$29,778	$46,274	$32,172	$(154,890)	$(25,264)	(36)%	NM

Capital Markets
Total revenues(a)	$117,527	$143,150	$153,579	$119,191	$78,622	(18)%	49%
Provision for loan losses	38,451	18,522	15,031	1,244	2,018	108%	NM
Noninterest expenses	87,674	100,559	115,728	87,042	73,921	(13)%	19%
Pre-tax income/(loss)	(8,598)	24,069	22,820	30,905	2,683	NM	NM
Provision/(benefit) for income taxes	(3,375)	8,960	8,437	11,572	900	NM	NM
Net income/(loss)	$(5,223)	$15,109	$14,383	$19,333	$1,783	NM	NM

Corporate
Total revenues(a)	$12,734	$20,522	$62,847	$(3,837)	$2,607	(38)%	388%
Provision for loan losses	-	-	-	-	-	-	-
Noninterest expenses	32,445	39,253	(663)	109,365	51,960	(17)%	(38)%
Pre-tax income/(loss)	(19,711)	(18,731)	63,510	(113,202)	(49,353)	NM	NM
Provision/(benefit) for income taxes	(6,776)	(7,375)	25,188	(41,896)	(17,854)	NM	NM
Net income/(loss)	$(12,935)	$(11,356)	$38,322	$(71,306)	$(31,499)	NM	NM

Total Consolidated
Total revenues(a)	$528,320	$637,941	$677,168	$318,974	$441,279	(17)%	20%
Provision for loan losses	340,000	220,000	240,000	156,519	43,352	55%	684%
Noninterest expenses	391,274	465,843	438,277	561,559	421,622	(16)%	(7)%
Pre-tax income/(loss)	(202,954)	(47,902)	(1,109)	(399,104)	(23,695)	NM	NM
Provision/(benefit) for income taxes	(84,664)	(28,821)	(8,146)	(146,342)	(9,330)	194%	807%
Net income/(loss) from continuing operations	(118,290)	(19,081)	7,037	(252,762)	(14,365)	NM	NM
Income from discontinued operations, net of tax	-	-	883	4,137	209	-	NM
Net income/(loss)	$(118,290)	$(19,081)	$7,920	$(248,625)	$(14,156)	NM	NM
(a) Includes noninterest income and net interest income/(expense)
NM - Not meaningful

REGIONAL BANKING
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Income Statement
Net interest income	$122,379	$120,384	$120,565	$133,613	$136,935	2%	(11)%
Noninterest income	87,919	92,536	87,071	95,511	91,644	(5)%	(4)%
Securities gains/(losses), net	-	-	-	1	(1)	-	(100)%
Total revenue	210,298	212,920	207,636	229,125	$228,578	(1)%	(8)%
Total noninterest expense	158,628	150,294	150,523	159,882	153,816	6%	3%
Provision	58,201	89,477	75,264	15,831	18,523	(35)%	214%
Pretax (loss)/income	$(6,531)	$(26,851)	$(18,151)	$53,412	$56,239	(76)%	(112)%

Efficiency ratio	75.43%	70.59%	72.49%	69.78%	67.29%

Balance Sheet (millions)
Average loans	$10,915	$10,801	$10,705	$10,667	$11,162	1%	(2)%
Other earning assets	65	242	339	525	35	(73)%	86%
Total earning assets	10,980	11,043	11,044	11,192	11,197	(1)%	(2)%
Core deposits	9,564	9,970	10,059	9,854	10,153	(4)%	(6)%
Other deposits	976	1,053	1,160	1,369	1,368	(7)%	(29)%
Deposits - divestiture	-	37	153	378	-	(100)%	-
Total deposits	10,540	11,060	11,372	11,601	11,521	(5)%	(9)%
Total period end deposits	10,621	11,035	11,370	11,679	11,598	(4)%	(8)%
Total period end assets	$12,301	$12,234	$12,172	$12,674	$12,688	1%	(3)%
Net interest margin	4.43%	4.38%	4.39%	4.74%	4.85%

Noninterest Income Detail
Deposit transactions & cash mgmt	$44,470	$45,404	$41,230	$46,648	$43,631	(2)%	2%
Insurance commissions	7,160	7,033	7,854	7,485	6,507	2%	10%
Trust services & investment mgmt	8,192	8,915	9,147	10,137	9,972	(8)%	(18)%
Bankcard Income	4,706	4,752	4,491	5,035	5,065	(1)%	(7)%
Other service charges	3,556	3,780	4,037	4,152	4,185	(6)%	(15)%
Miscellaneous revenue	19,835	22,652	20,312	22,054	22,284	(12)%	(11)%
Total noninterest income	$87,919	$92,536	$87,071	$95,511	$91,644	(5)%	(4)%

Key Statistics
Locations
Full-Service Financial Centers	200	198	206	216	233	1%	(14)%
First Tennessee	200	198	197	197	199	1%	1%
First Horizon Bank	-	-	9	19	34	-	NM

Trust Assets
Total assets (millions)	$11,015	$11,291	$11,681	$12,300	$12,954	(2)%	(15)%
Total managed assets (millions)	5,089	5,373	5,641	5,880	6,645	(5)%	(23)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Income Statement
Net interest income
Correspondent Banking	$11,841	$12,399	$12,808	$11,437	$12,483	(5)%	(5)%
Capital Markets	7,151	6,094	6,841	4,389	1,655	17%	332%
Total net interest income	18,992	18,493	19,649	15,826	14,138	3%	34%
Noninterest income:
Fixed income	80,104	105,002	152,208	77,126	46,003	(24)%	74%
Other	18,431	19,655	(18,278)	26,239	18,481	(6)%	*
Total noninterest income	98,535	124,657	133,930	103,365	64,484	(21)%	53%
Total revenue	117,527	143,150	153,579	119,191	78,622	(18)%	49%
Noninterest expense	87,674	100,559	115,728	87,042	73,921	(13)%	19%
Provision	38,451	18,522	15,031	1,244	2,018	108%	NM
Pretax (loss)/income	$(8,598)	$24,069	$22,820	$30,905	$2,683	(136)%	(420)%

Efficiency ratio	74.60%	70.25%	75.35%	73.03%	94.02%

Balance Sheet (millions)
Trading inventory	$1,356	$1,631	$1,962	$1,934	$1,810	(17)%	(25)%
Average Loans (a)	1,759	1,491	1,465	1,402	1,291	18%	36%
Other earning assets	1,275	1,656	1,728	1,708	1,532	(23)%	(17)%
Total earning assets	4,390	4,778	5,155	5,044	4,633	(8)%	(5)%
Total period end assets	$5,968	$5,602	$6,154	$5,265	$5,868	7%	2%
Net interest margin:
Correspondent Banking	2.97%	3.06%	3.28%	3.01%	3.17%	(3)%	(6)%
Capital Markets	1.01%	.78%	.77%	.49%	.21%	29%	381%
Total Capital Markets	1.72%	1.56%	1.53%	1.24%	1.21%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes trust preferred warehouse loans moved from loans held for sale to loans held to maturity in 2Q08.

NATIONAL SPECIALTY LENDING
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Income Statement
Net interest income	$45,236	$53,555	$54,389	$58,698	$61,218	(16)%	(26)%
Noninterest income	4,181	(14,503)	651	(4,377)	1,195	NM	250%
Total revenue	49,417	39,052	55,040	54,321	62,413	27%	(21)%
Total noninterest expense	23,487	26,675	25,146	31,067	33,622	(12)%	(30)%
Provision	240,470	108,000	149,483	139,398	22,807	123%	954%
Pretax (loss)/income	$(214,540)	$(95,623)	$(119,589)	$(116,144)	$5,984	NM	NM

Efficiency ratio	47.53%	68.31%	45.69%	57.19%	53.87%

Balance Sheet (millions)
Average loans	$8,407	$8,953	$9,384	$9,450	$9,345	(6)%	(10)%
Other earning assets	8	17	21	175	355	(53)%	(98)%
Total earning assets	8,415	8,970	9,405	9,625	9,700	(6)%	(13)%
Total deposits	181	240	291	353	423	(25)%	(57)%
Total period end deposits	156	208	260	317	368	(25)%	(58)%
Net interest margin	2.14%	2.40%	2.33%	2.42%	2.50%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Income Statement
Net interest income	$22,524	$31,835	$30,052	$22,852	$26,939	NM	NM
Noninterest income
Net origination fees (a)	19,829	134,095	84,056	5,008	(17,494)	NM	NM
Net servicing fees	80,603	42,614	69,343	(118,107)	49,738	NM	NM
Other fees	15,388	13,753	14,615	10,421	9,876	NM	NM
Total noninterest income	115,820	190,462	168,014	(102,678)	42,120	NM	NM
Total revenue	138,344	222,297	198,066	(79,826)	69,059	NM	NM
Noninterest expense (b)	89,040	149,062	147,543	174,203	108,303	NM	NM
Provision	2,878	4,001	222	46	4	NM	NM
Pretax income/(loss)	$46,426	$69,234	$50,301	$(254,075)	$(39,248)	NM	NM

Efficiency ratio	64.36%	67.06%	74.49%	(218.23)%	156.83%

Average Balance Sheet (millions)
Warehouse	$1,810	$3,182	$3,230	$2,672	$3,311	NM	NM
Trading securities	359	372	387	511	524	NM	NM
Mortgage servicing rights	1,003	974	1,020	1,354	1,465	NM	NM
Permanent Mortgages & other assets	1,719	1,706	1,482	1,348	1,326	NM	NM
Total assets	4,891	6,234	6,119	5,885	6,626	NM	NM
Escrow balances	989	1,516	1,691	1,709	1,894	NM	NM
Net interest margin	3.05%	3.15%	2.98%	2.48%	2.47%
Warehouse Spread	3.83%	3.14%	2.63%	1.54%	1.34%

Noninterest Expense Detail
Commissions & incentives (a)	$18,415	$41,369	$45,956	$39,359	$45,112
FAS 91 cost deferral (a)	1,097	1,789	764	(3,878)	6,392
Other salaries & benefits	22,011	39,228	35,700	38,727	49,147
Total salaries & benefits	41,523	82,386	82,420	74,208	100,651	NM	NM
Contract labor & outsourcing	5,207	3,654	2,781	1,968	2,941
Equipment & occupancy	8,882	13,513	14,895	14,814	17,177
Foreclosure provision	849	5,535	2,395	4,872	(241)
Other expenses (a)	32,636	43,536	45,115	120,155	44,327
Total expenses before FAS 91 reclass	89,097	148,624	147,606	216,017	164,855	NM	NM
FAS 91 reclassification (a)(c)	(3,064)	(4,520)	(3,962)	(46,133)	(61,505)
Total noninterest expense before
segment allocations	86,033	144,104	143,644	169,884	103,350
Segment allocations	3,007	4,958	3,899	4,319	4,953
Total noninterest expense	$89,040	$149,062	$147,543	$174,203	$108,303	NM	NM
NM - Not meaningful due to mortgage sale in Q3 2008.
* Amount is less than one percent.
(a) 3Q08, 2Q08, and 1Q08 include effect of adopting accounting standards, including fair value election for warehouse loans
(b) 4Q07 includes $71.1 million of goodwill impairment
(c) See Glossary of Terms
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING: ORIGINATION INCOME
Quarterly, Unaudited

							3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07		3Q07	2Q08	3Q07

Origination Income
Origination fees	$22,995	$48,555	$54,636	$47,789		$56,042
FAS 91 fee deferral (a)	937	1,381	-	(4,818)		5,563
Appraisal, final inspection,
credit report fees	2,824	5,537	5,953	5,387		6,864
Total origination fees	26,756	55,473	60,589	48,358		68,469	NM	NM
Secondary marketing income
Prime
OMSR, SRP	60,590	98,787	77,899	66,443		96,527
Marketing G/L (Trading Gains)	(28,547)	39,447	(33,243)	(17,247)		(57,655)
Concessions	(20,218)	(36,016)	(41,146)	(26,174)		(49,551)
LOCOM	(878)	(4,566)	(16,582)	(17,631)		(11,530)
Subtotal Prime	10,947	97,652	(13,072)	5,391		(22,209)	NM	NM
Non-Prime
OMSR, SRP	10	(6,824)	(1,482)	(1,430)		727
LOCOM	(462)	(458)	(433)	(1,178)		(2,976)
Subtotal Non-Prime	(452)	(7,282)	(1,915)	(2,608)		(2,249)	NM	NM
Total Secondary Marketing income	10,495	90,370	(14,987)	2,783		(24,458)	NM	NM
FAS 91 Reclassification (a)	(3,064)	(4,520)	(3,962)	(46,133)		(61,505)	NM	NM
Accounting Standards Adoption (b)	(14,359)	(7,228)	42,416	-		-
Total Origination Income	$19,829	$134,095	$84,056	$5,008	$	(17,494)	NM	NM

Margins
Marketing margin on deliveries (bps):
OMSR, SRP	121	127	104	118		132
Marketing G/L (Trading Gains)	(57)	55	(45)	(31)		(78)
Concessions	(40)	(50)	(56)	(48)		(67)
LOCOM	(3)	(7)	(23)	(34)		(20)
Total Marketing Margin on Deliveries	21	125	(20)	5		(33)
NM - Not meaningful due to mortgage sale in Q3 2008.
(a) 1Q08 decrease due to effects of fair value election for warehouse loans.
(b) Net effect of adopting SFAS 157, SFAS 159, and SAB 109.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING: ORIGINATION METRICS
Quarterly, Unaudited

						3Q08 Change vs.
($ in millions)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Production
First lien production	$3,107	$6,826	$7,510	$6,308	$6,672	(54)%	(53)%

Breakdown by Product Type
Prime
Conventional Fixed	39%	53%	65%	63%	58%
Conventional ARM	2%	1%	7%	3%	5%
Jumbo Fixed	3%	2%	2%	6%	7%
Jumbo ARM	-	-	2%	3%	6%
Alt A	-	-	2%	6%	12%
Government	53%	42%	21%	17%	9%
Non Prime	-	-	-	-	-
Other	3%	2%	1%	2%	3%

Breakdown by Payment Type
Fully amortizing	98%	97%	92%	89%	78%
Interest only - fixed	-	2%	3%	7%	13%
Interest only - ARM	2%	1%	5%	4%	9%
Option ARMs	-	-	-	-	-
Production Refinanced %	29%	48%	64%	47%	31%
Production Purchased %	71%	52%	36%	53%	69%
ARMs % (Excluding Gov't ARMS)	2%	1%	9%	6%	13%

Warehouse/Pipeline
Ending Warehouse Balance	$537	$2,433	$3,130	$2,971	$2,083	NM	NM
Ending Pipeline Balance (Locked)	65	1,913	5,293	3,363	4,088	NM	NM

Loan Sales (Deliveries)
Prime	5,043	7,247	7,410	5,504	7,398	NM	NM
Non-Prime	-	-	-	-	1	NM	NM
Total Loan Sales	$5,043	$7,247	$7,410	$5,504	$7,399	NM	NM
Definitions:
Prime:	Mortgages made to borrowers who typically have good credit history, full documentation, and standard structures;
"A" market conventional loans have limited credit and other risks.

Alt-A & GSE Expanded Approval: Resembles prime mortgages but lack full documentation or have non-standard structures.
They have more potential risks than prime, but less than non-prime mortgages.

Non-Prime:	Mortgage loans made to borrowers who typically have derogatory information in their credit history;
non-prime loans are also made to borrowers with acceptable credit history but have other non-standard loan features.

Government:	FHA/VA loans that are eligible for GNMA securitizations and government guarantees.
NM - Not meaningful
* Amount is less than one percent.

MORTGAGE BANKING: SERVICING
Quarterly, Unaudited

							3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08		4Q07	3Q07	2Q08	3Q07

Servicing Income
Gross Service Fees	$57,326	$74,941	$88,891		$90,153	$90,694
Guarantee Fees	(11,073)	(16,762)	(18,791)		(19,775)	(19,312)
Sub-Service Fee Income	394	504	243		244	1
Lender Paid MI	(1,029)	(3)	(4)		(21)	(9)
Net Service Fees	45,618	58,680	70,339		70,601	71,374	(22)%	(36)%
Early Payoff Interest Expense	(1,733)	(4,477)	(5,446)		(3,626)	(3,409)
Ancillary Fees	5,994	8,991	9,214		9,192	8,696
Total Service Fees	49,879	63,194	74,107		76,167	76,661	(21)%	(35)%
Change in MSR Value - Runoff	(20,091)	(37,079)	(37,449)		(40,930)	(48,963)	NM	NM
Net hedging results:
Change in MSR Value - Other than Runoff**	(39,180)	237,816	(255,485)		(234,998)	(102,887)
MSR Hedge Gains/(Losses)	91,804	(219,454)	280,935		119,651	126,742
Change in Trading Asset Value**	(11,198)	83,543	(74,136)		(73,496)	(24,046)
Trading Asset Hedge Gains/(Losses)	21,505	(78,832)	86,322		59,022	29,343
Option Expense on Servicing Hedges	(12,116)	(6,574)	(4,950)		(23,523)	(7,112)
Total net hedging results	50,815	16,499	32,686		(153,344)	22,040	208%	131%
Total Servicing Income	$80,603	$42,614	$69,344	$	(118,107)	$49,738	89%	62%

Key Servicing Metrics (millions)
Beginning Servicing Portfolio	$98,385	$99,022	$103,709		$108,401	$105,652
Additions to portfolio	3,107	6,991	7,650		6,399	6,484
Prepayments	(1,350)	(2,811)	(4,144)		(2,931)	(2,829)
Amortization	(550)	(672)	(675)		(725)	(707)
Service Release Sales	(117)	(76)	(69)		(166)	(199)
Bulk Sale	(34,129)	(4,069)	(7,449)		(7,269)	-
Ending Servicing Portfolio (Owned)	$65,346	$98,385	$99,022		$103,709	$108,401	(34)%	(40)%
Avg. Servicing Portfolio (Owned)	$81,130	$95,124	$103,794		$107,259	$107,073	(15)%	(24)%
Average Loans Serviced (#)	450,651	547,828	618,505		632,482	652,479	(18)%	(31)%

Portfolio Product Mix (Average)
GNMA	5%	10%	8%		8%	7%
FNMA/FHLMC	64%	63%	64%		65%	65%
Private	30%	24%	25%		24%	25%
Sub-Total	99%	97%	97%		97%	97%
Warehouse	1%	3%	3%		3%	3%
Total	100%	100%	100%		100%	100%

Other Portfolio Statistics
Net Service Fees - Annualized (bps)	22	25	27		26	27
Total Service Fees - Annualized (bps)	25	27	29		28	29

Ancillary Income per Loan (Annualized)	$53.20	$65.65	$59.59		$58.13	$53.31	(19)%	*
Servicing Cost per Loan (Annualized)	$62.45	$61.22	$56.39		$50.56	$48.15	2%	30%

Average Servicing Asset (millions)***	1,002	973	1,019		1,353	1,465
Servicing Book Value (bps)	124	102	98		126	137

90+ Delinquency Rate, excluding foreclosures	2.58%	2.08%	1.73%		1.48%	1.18%

Change in MSR Asset /
Average Servicing Asset	(13)%	8%	5%		46%	7%
Run-Off Rate - Annualized	10%	14%	18%		14%	13%
NM - Not meaningful
* Amount is less than one percent.
** 4Q07 includes a portion of the $135 million valuation adjustment
*** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

						3Q08 Change vs.
(Thousands)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Income Statement
Net interest income/(expense)	$14,382	$14,771	$3,558	$(4,795)	$(1,224)	(3)%	NM
Net interest expense from
deferred compensation	(366)	(143)	(121)	(207)	(202)	156%	81%
Total net interest income/(expense)	14,016	14,628	3,437	(5,002)	(1,426)	(4)%	NM
Noninterest income	4,073	5,541	14	13,275	3,506	(26)%	16%
Noninterest income from
deferred compensation	(5,145)	1,325	(6,550)	(1,667)	526	(488)%	NM
Total noninterest income	(1,072)	6,866	(6,536)	11,608	4,032	(116)%	(127)%
Securities (losses)/gains, net	(210)	(972)	65,946	(10,443)	1	(78)%	NM
Total revenue	12,734	20,522	62,847	(3,837)	2,607	(38)%	388%
Noninterest expense	39,900	37,433	7,414	110,753	51,345	7%	(22)%
Deferred compensation expense	(7,455)	1,820	(8,077)	(1,388)	615	(510)%	NM
Total noninterest expense	32,445	39,253	(663)	109,365	51,960	(17)%	(38)%
Pretax (loss)/income	$(19,711)	$(18,731)	$63,510	$(113,202)	$(49,353)	NM	NM

Average Balance Sheet (millions)
Total earning assets	2,835	2,974	3,001	2,986	3,163	(5)%	(10)%
Net interest margin	1.97%	1.98%	.46%	(.66)%	(.18)%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

						3Q08 Change vs.
(Dollars in millions, except per share amounts)	3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Tier 1 Capital (a)	$2,940.8	$3,034.7	$2,443.9	$2,459.5	$2,666.8	(3)%	10%
Tier 2 Capital (a)	1,319.9	1,341.7	1,421.0	1,400.5	1,321.4	(2)%	*
Total Capital (a)	$4,260.7	$4,376.4	$3,864.9	$3,860.0	$3,988.2	(3)%	7%

Risk-Adjusted Assets (a)	$26,933.7	$28,884.7	$29,709.3	$30,271.9	$31,041.9	(7)%	(13)%

Tier 1 Ratio (a)	10.92%	10.51%	8.23%	8.12%	8.59%
Tier 2 Ratio (a)	4.90	4.64	4.78	4.63	4.26
Total Capital Ratio (a)	15.82%	15.15%	13.01%	12.75%	12.85%

Leverage Ratio (a)	8.86%	8.45%	6.62%	6.64%	7.12%
Shareholders' Equity/Assets Ratio (b)	7.88	7.59	5.67	5.77	6.46
Tangible Equity/RWA (a)	8.64	8.45	6.17	6.16	6.75
Tangible Common Equity/Tangible Assets	7.20	6.96	5.04	5.13	5.64

Tangible Book Value (c)	$11.60	$12.14	$14.23	$14.42	$16.02
Book Value (c)	12.79	13.34	16.10	16.33	18.51
NM - Not meaningful
* Amount is less than one percent.
(a) Current quarter is an estimate
(b) Calculated on period-end balances
(c) Current and prior periods reflect the effect of the stock dividend
Certain previously reported amounts have been reclassified to agree with current presentation.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

											3Q08 Change vs.
(Thousands)	3Q08		2Q08		1Q08		4Q07		3Q07		2Q08	3Q07

Allowance for Loan Losses Walk-Forward
Beginning Reserve	$575,149		$483,203		$342,341		$236,611		$229,919		19%	150%
Provision	340,000		220,000		240,000		156,519		43,352		55%	684%
Divestitures/acquisitions/transfers	-		(382)		-		4		(5,276)		NM	NM
Charge-offs	(160,200)		(131,385)		(101,756)		(54,891)		(35,858)		22%	347%
Recoveries	5,507		3,713		2,618		4,098		4,474		48%	23%
Ending Balance	$760,456		$575,149		$483,203		$342,341		$236,611		32%	221%
Reserve for off-balance sheet commitments	19,109		22,303		11,786		10,726		9,002		(14)%	112%
Total allowance for loan losses plus reserve	$779,565		$597,452		$494,989		$353,067		$245,613		30%	217%

Allowance for Loan Losses
Regional Banking	$269,397		$240,507		$184,472		$139,150		$135,736		12%	98%
Capital Markets	63,654		42,745		24,338		13,522		15,072		49%	322%
National Specialty Lending	420,220		287,212		273,127		188,550		84,787		46%	396%
Mortgage Banking	7,185		4,685		1,266		1,119		1,016		53%	607%
Total allowance for loan losses	$760,456		$575,149		$483,203		$342,341		$236,611		32%	221%

Non-Performing Assets
Regional Banking
Nonperforming loans	$133,138		$115,264		$81,244		$30,608		$37,102		16%	259%
Foreclosed real estate	32,078		37,594		38,019		35,026		27,214		(15)%	18%
Total Regional Banking	165,216		152,858		119,263		65,634		64,316		8%	157%
Capital Markets
Nonperforming loans	27,284		41,527		13,030		8,970		10,051		(34)%	171%
Foreclosed real estate	600		600		600		810		810		-	(26)%
Total Capital Markets	27,884		42,127		13,630		9,780		10,861		(34)%	157%
National Specialty Lending
Nonperforming loans	718,624		582,523		433,285		243,711		142,645		23%	404%
Foreclosed real estate	57,251		45,384		29,680		34,120		18,030		26%	218%
Total National Specialty Lending	775,875		627,907		462,965		277,831		160,675		24%	383%
Mortgage Banking
Nonperforming loans - including held for sale (i)	20,930		30,704		9,693		23,797		18,508		(32)%	13%
Foreclosed real estate	25,589		22,542		15,373		15,385		13,992		14%	83%
Total Mortgage Banking	46,519		53,246		25,066		39,182		32,500		(13)%	43%
Total nonperforming assets	$1,015,494		$876,138		$620,924		$392,427		$268,352		16%	278%

Net Charge-Offs
Regional Banking	$29,310		$33,337		$29,942		$12,421		$14,748		(12)%	99%
Capital Markets	17,543		114		4,215		2,794		2,684		NM	554%
National Specialty Lending	107,462		93,640		64,906		35,635		13,961		15%	670%
Mortgage Banking	378		581		75		(57)		(9)		(35)%	NM
Total net charge-offs	$154,693		$127,672		$99,138		$50,793		$31,384		21%	393%

Consolidated Key Ratios
NPL % (a)	4.12%		3.42%		2.41%		1.28%		.86%
NPA % (b)	4.63		3.88		2.78		1.66		1.13
Net charge-offs % (c)	2.84		2.35		1.81		.93		.57
Allowance / Loans	3.52		2.59		2.20		1.55		1.08
Allowance to loans excluding insured loans	3.63		2.68		2.26		1.62		1.12
Allowance / NPL (d)	.85	x	.76	x	.92	x	1.21	x	1.25	x
Allowance / NPA (e)	.76	x	.66	x	.79	x	.93	x	.95	x
Allowance / Charge-offs (f)	1.23	x	1.13	x	1.22	x	1.68	x	1.88	x

Other
Loans past due 90 days or more (g)	$119,588		$157,277		$300,185		$251,509		$206,660		(24)%	(42)%
Guaranteed portion (g)	50,419		64,696		223,572		190,899		158,780		(22)%	(68)%
Foreclosed real estate from GNMA loans	35,943		35,737		22,346		18,642		15,610		1%	130%
Period-end loans, net of unearned income (millions)	$21,602		$22,225		$21,932		$22,104		$21,973		(3)%	(2)%
Insured loans (millions)	652		739		809		913		928		(12)%	(30)%
Total loans excluding insured loans (millions)	$20,950		$21,486		$21,123		$21,191		$21,045		(2)%	*
Off-balance sheet commitments (millions) (h)	$6,746		$6,444		$6,826		$6,929		$7,106		5%	(5)%
Certain previously reported amounts have been reclassified to agree with current presentation.
NM - Not meaningful
* Amount is less than one percent
(a) Ratio is nonperforming loans in the loan portfolio to total loans
(b) Ratio is nonperforming assets related to the loan portfolio to total loans plus foreclosed real estate and other assets
(c) Ratio is annualized net charge-offs to average total loans
(d) Ratio is allowance to nonperforming loans in the loan portfolio
(e) Ratio is allowance to nonperforming assets related to the loan portfolio
(f) Ratio is allowance to annualized net charge-offs
(g) Includes loans held for sale.
(h) Amount of off-balance sheet commitments for which a reserve has been provided.
(i) 3Q 2008 includes $11,829 of loans held-to-maturity.

ASSET QUALITY: CONSOLIDATED
Quarterly, Unaudited

									3Q08 Change vs.
	3Q08		2Q08		1Q08		4Q07	3Q07	2Q08	3Q07

Key Portfolio Details
Commercial (C&I & Other)
Period-end loans ($ millions)	$7,618		$7,721		$7,225		$6,969	$7,189	(1)%	6%
30+ Delinq. %	1.15%		1.46%		.93%		.50%	.41%
NPL %	1.05		1.20		.64		.24	.33
Charge-offs % (qtr. annualized)	1.64		.84		.83		.20	.57
Allowance / Loans %	2.29%		1.90%		1.59%
Allowance / Charge-offs	1.41	x	2.46	x	2.31	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$2,038		$2,039		$1,982		$1,948	$1,970	*	3%
30+ Delinq. %	3.47%		1.43%		.57%		1.96%	.86%
NPL %	3.72		3.54		2.01		.27	.06
Charge-offs % (qtr. annualized)	.24		.63		1.94		.13	.12
Allowance / Loans %	3.73%		2.89%		2.47%
Allowance / Charge-offs	15.48	x	4.82	x	1.28	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$1,480		$1,739		$1,980		$2,093	$2,211	(15)%	(33)%
30+ Delinq. %	5.73%		6.36%		2.73%		3.56%	1.25%
NPL %	23.64		16.65		12.07		6.43	3.93
Charge-offs % (qtr. annualized)	11.95		6.23		5.93		3.82	.51
Allowance / Loans %	7.55%		5.26%		3.64%
Allowance / Charge-offs	.58	x	.76	x	.58	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$7,830		$7,909		$7,964		$8,182	$7,648	(1)%	2%
30+ Delinq. %	1.49%		1.27%		1.55%		1.43%	1.25%
NPL %	.07		.09		.11		.09	.09
Charge-offs % (qtr. annualized)	1.41		1.78		.93		.62	.37
Allowance / Loans %	1.58%		1.70%		1.19%
Allowance / Charge-offs	1.12	x	0.95	x	1.28	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$1,202		$1,522		$1,815		$2,008	$2,160	(21)%	(44)%
30+ Delinq. %	4.92%		2.69%		2.67%		2.50%	1.91%
NPL %	28.94		17.61		11.01		5.68	3.21
Charge-offs % (qtr. annualized)	12.29		9.90		4.63		2.18	1.16
Allowance / Loans %	20.16%		7.75%		6.49%
Allowance / Charge-offs	1.46	x	0.78	x	1.33	x

Permanent Mortgage
Period-end loans ($ millions)	$1,080		$1,004		$647		$562	$459	8%	135%
30+ Delinq. %	7.38%		6.36%		7.73%		5.59%	1.29%
NPL %	2.94		3.04		-		-	-
Charge-offs % (qtr. annualized)	.22		1.15		.41		.55	.47
Allowance / Loans %	1.17%		1.24%		.20%
Allowance / Charge-offs	5.48	x	1.12	x	1.75	x

Credit Card and Other Consumer
Period-end loans ($ millions)	$354		$291		$319		$342	$336	22%	5%
30+ Delinq. %	2.08%		2.11%		2.37%		2.17%	2.19%
NPL %	-		-		-		-	-
Charge-offs % (qtr. annualized)	5.30%		3.29%		5.14%		2.45%	2.05%
Allowance / Loans %	5.52%		5.43%		4.58%
Allowance / Charge-offs	1.06	x	1.45	x	.89	x
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent

Analysis of FAS 114 Loans, ORE, & NPL Rollforward
Unaudited

($ in millions)
Commercial Portfolio
Reserves	Reserves	Balances	%
FAS 114 Impaired Loans w/ Reserves	$17.7	$40.4	43.81%
FAS 114 Impaired Loans w/o Reserves	-	364.1	-
All Other Loans	344.4	10,731.4	3.21%
Total	$362.1	$11,135.9	3.25%

NRV Assessment of Commercial FAS 114 Impaired Assets with no Reserves

	#	Appraised Value	Legal Balance	Cumulative C/O	Book Balance	Book Bal / Appraised Val
FAS114 Relationships with No Reserves	133	$631.9	$511.8	$119.9	$391.9	62.0%

ORE Inventory Rollforward
			Q3	Q2
	Beginning ORE		$106.1	$83.7
	- Dispositions		(28.2)	(12.9)
	+ Additions		37.6	35.3
	Ending ORE		$115.5	$106.1

NPL-Rollforward (a)

		Q3	Q2
	Beginning NPLs	$ 722	501
	New	356	365
	Principal Increase	4	3
	Payments	(75)	(36)
	Charge Offs	(122)	(86)
	Transfer to OREO	(30)	(24)
	Upgrade to Accrual	(1)	(1)
	Ending NPLs	854	722
	(a) Includes commercial & One-Time Close portfolios only

ASSET QUALITY: REGIONAL BANKING
Quarterly, Unaudited

3Q08 Change vs.
3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Total Regional Banking
Period-end loans ($ millions)	$11,008	$11,037	$10,803	$10,631	$11,161	*	(1)%
30+ Delinq. %	1.45%	1.50%	1.23%	1.16%	.73%
NPL %	1.21	1.04	.75	.29	.33
Charge-offs % (qtr. annualized)	1.07	1.23	1.16	.50	.51
Allowance / Loans %	2.45%	2.18%	1.71%	1.31%	1.22%
Allowance / Charge-offs	2.30	x	1.80	x	1.54	x	2.80	x	2.30	x

Key Portfolio Details
Commercial (C&I & Other)
Period-end loans ($ millions)	$6,064	$6,107	$6,134	$5,940	$6,264	(1)%	(3)%
30+ Delinq. %	1.37%	1.40%	.98%	.50%	.41%
NPL %	1.09	.92	.62	.30	.28
Charge-offs % (qtr. annualized)	.96	1.03	.75	.31	.67
Allowance / Loans %	2.10%	1.92%	1.59%
Allowance / Charge-offs	2.21	x	1.98	x	2.29	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$1,504	$1,484	$1,365	$1,320	$1,350	1%	11%
30+ Delinq. %	1.21%	.99%	.52%	2.60%	.91%
NPL %	1.73	1.60	1.42	.04	.08
Charge-offs % (qtr. annualized)	.07	.46	2.57	.04	.07
Allowance / Loans %	3.45%	2.80%	2.35%
Allowance / Charge-offs	49.80	x	6.68	x	.93	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$473	$528	$526	$570	$622	(10)%	(24)%
30+ Delinq. %	3.94%	5.43%	2.61%	2.10%	.59%
NPL %	8.71	6.68	4.68	2.14	2.98
Charge-offs % (qtr. annualized)	4.55	2.02	2.30	2.30	.02
Allowance / Loans %	8.52%	5.61%	3.92%
Allowance / Charge-offs	1.75	x	2.93	x	1.65	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$2,606	$2,614	$2,486	$2,491	$2,616	*	*
30+ Delinq. %	1.32%	1.22%	1.83%	1.70%	1.33%
Charge-offs % (qtr. annualized)	.81	1.50	.76	.64	.40
Allowance / Loans %	1.26%	1.36%	.70%
Allowance / Charge-offs	1.57	x	.90	x	.92	x

Credit Card, Permanent Mortgage and Other Consumer
Period-end loans ($ millions)	$361	$304	$293	$310	$309	19%	17%
30+ Delinq. %	1.66%	1.71%	1.89%	1.77%	1.82%
Charge-offs % (qtr. annualized)	4.69	2.37	4.69	1.71	1.53
Allowance / Loans %	5.31%	5.55%	4.43%
Allowance / Charge-offs	1.16	x	2.34	x	.95	x
Certain previously reported amounts have been reclassified to agree with current presentation.
* Amount is less than one percent

ASSET QUALITY: NATIONAL SPECIALTY LENDING
Quarterly, Unaudited

3Q08 Change vs.
3Q08	2Q08	1Q08	4Q07	3Q07	2Q08	3Q07

Total National Specialty Lending
Period-end loans ($ millions)	$8,058	$8,622	$9,114	$9,554	$9,079	(7)%	(11)%
30+ Delinq. %	7.72%	2.67%	1.85%	2.02%	1.38%
NPL %	8.92	6.76	4.75	2.55	1.57
Charge-offs % (qtr. annualized)	5.14	4.18	2.80	1.50	.61
Allowance / Loans %	5.21%	3.33%	3.00%	1.97%	.93%
Allowance / Charge-offs	.98	x	.77	x	1.05	x	1.32	x	1.52	x

Key Portfolio Details
Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$378	$395	$428	$393	$376	(4)%	1%
30+ Delinq. %	13.37%	.80%	.55%	.76%	1.37%
NPL %	12.77	12.15	4.65	1.18	-
Charge-offs % (qtr. annualized)	.91	1.43	.87	-	.49
Allowance / Loans %	4.28%	2.63%	3.07%
Allowance / Charge-offs	4.53	x	1.72	x	3.67	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$927	$1,133	$1,363	$1,431	$1,479	(18)%	(37)%
30+ Delinq. %	5.05%	6.62%	2.78%	4.28%	1.13%
NPL %	32.03	22.02	15.36	7.80	4.18
Charge-offs % (qtr. annualized)	16.06	8.18	7.45	4.01	.63
Allowance / Loans %	6.79%	4.90%	3.53%
Allowance / Charge-offs	.38	x	.50	x	.46	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$5,223	$5,295	$5,478	$5,691	$5,032	(1)%	4%
30+ Delinq. %	1.57%	1.30%	1.44%	1.33%	1.14%
NPL %	.11	.13	.12	.09	.09
Charge-offs % (qtr. annualized)	1.70	1.91	1.02	.62	.34
Allowance / Loans %	1.74%	1.84%	1.43%
Allowance / Charge-offs	1.01	x	.96	x	1.41	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$1,202	$1,522	$1,815	$2,008	$2,160	(21)%	(44)%
30+ Delinq. %	4.92%	2.69%	2.67%	2.50%	1.91%
NPL %	28.94	17.61	11.01	5.68	3.21
Charge-offs % (qtr. annualized)	12.29	9.90	4.63	2.18	1.16
Allowance / Loans %	20.16%	7.75%	6.49%
Allowance / Charge-offs	1.46	x	.78	x	1.33	x

Permanent Mortgage (a)
Period-end loans ($ millions)	$297	$249	n/a	n/a	n/a	19%	NM
30+ Delinq. %	18.39%	16.43%	n/a	n/a	n/a
NPL %	6.71	7.14	n/a	n/a	n/a
Charge-offs % (qtr. annualized)	-	-	n/a	n/a	n/a
Allowance / Loans %	1.84%	2.38%	n/a
Allowance / Charge-offs	-	-	n/a

Other Consumer
Period-end loans ($ millions)	$30	$28	$29	$32	$32	7%	(6)%
30+ Delinq. %	6.65%	6.39%	6.90%	6.00%	5.56%
NPL %	-	-	-	-	-
Charge-offs % (qtr. annualized)	11.66%	13.26	9.13	9.61	6.91
Allowance / Loans %	7.84%	4.06%	5.46%
Allowance / Charge-offs	.66	x	.31	x	.60	x
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) 3Q08 includes approximately $19.8 million of loans repurchased due to suspected fraud.

ASSET QUALITY: MORTGAGE BANKING & CAPITAL MARKETS
Quarterly, Unaudited

											3Q08 Change vs.
	3Q08		2Q08		1Q08		4Q07		3Q07		2Q08	3Q07

Total Mortgage Banking
Period-end loans ($ millions)	$746		$715		$647		$562		$459		4%	63%
30+ Delinq. %	10.07%		2.88%		7.73%		5.59%		1.29%
Allowance / Loans %	.96%		.66%		.20%		.20%		.22%

Total Capital Markets
Period-end loans ($ millions)	$1,790		$1,851		$1,368		$1,356		$1,274		(3)%	41%
30+ Delinq. %	1.45%		2.44%		.82%		.99%		.56%
NPL %	1.52		2.24		.95		.66		.79
Charge-offs % (qtr. annualized)	3.99		.03		1.23		.86		.85
Allowance / Loans %	3.56%		2.31%		1.78%		1.00%		1.18%
Allowance / Charge-offs	.91	x	93.74	x	1.44	x	1.21	x	1.40	x

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS - COMMERCIAL
Unaudited

C&I Portfolio: $7.6 Billion (35% of Total Loans)

- Impacted by deterioration in economic conditions and impacts of housing market
- Diverse and granular portfolio
- Mostly relationship customers in TN and regional middle market lending efforts

Homebuilder Portfolio: $1.5 Billion (7% of Total Loans)	Top 10 States
		% OS	% NPL
- Loans to residential builders and developers	TN	21.19%	7.68%
- Performance under pressure from housing market (oversupply & lack of mortgage availability)	FL	11.47%	44.04%
- Most severe market conditions in Florida, California, Virginia/DC, Texas, Arizona, and Colorado	WA	10.31%	12.75%
- Condominium construction balances small ($199 million) but individual commitments tend to be larger	CA	7.27%	24.52%
- Managing existing relationships (shrinking business into 2008)	NC	5.80%	6.52%
- Devoting additional resources to manage problem loans	VA	4.68%	36.20%
- Ceased originations for national CRE business in January: wind-down portfolio	MD	4.31%	16.97%
	TX	3.98%	14.32%
	CO	3.86%	33.27%
	AZ	3.59%	35.91%
	As of 09/30/08

Income CRE Portfolio: $2.0 Billion (9% of Total Loans)	Top 10 States
		% OS	% NPL
- Traditional commercial real estate construction and mini-permanent loans	TN	42.02%	1.48%
- Three-fourths managed by Regional Banking segment (approx)	NC	9.80%	-
- One-fourth in national CRE business: wind-down portfolio (approx)	FL	8.05%	25.02%
- Performance showing spillover impact from housing market	GA	6.19%	.44%
	WA	3.89%	1.11%
	MS	3.83%	.28%
	SC	3.33%	-
	TX	2.75%	-
	AZ	2.51%	11.82%
	CA	2.02%	18.61%
	As of 09/30/08

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS - CONSUMER
Unaudited

Consumer Real Estate (primarily Home Equity) Portfolio: $7.8 Billion (36% of Total Loans)

- Performance continues to show stress in Q3 primarily related to areas with significant
home price depreciation.	Top 10 States
- Geographically diverse		% OS	Del. %	C/O %
- Top States (TN= 27%, CA = 14%, VA = 4%, WA = 4%, MD = 3%, FL = 3%, GA = 3%)	TN	27%	1.41%	.64%
- Strong borrower quality	CA	14%	1.46%	2.02%
- 734 avg. portfolio origination FICO; 732 avg. portfolio FICO (refreshed)	VA	4%	1.96%	1.64%
- Good collateral position	WA	4%	.69%	.66%
- High LTV loans managed through whole loan insurance	MD	3%	1.39%	1.74%
- 27% 1st lien and 73% second lien	FL	3%	2.84%	4.91%
- 86.5% of uninsured portfolio <90 CLTV	GA	3%	2.01%	1.32%
- 14.5% of uninsured portfolio is HLTV, 64% of which (or 9.3%) have FICO >700	AZ	2%	2.72%	.85%
- No longer originating loans >89.9% CLTV	PA	2%	1.45%	1.06%
- Good borrower capacity (37% avg. DTI)	NJ	2%	1.31%	1.96%
- Primarily retail-sourced (85% retail)	As of 09/30/08
- Mix of older vintage loans
- 53% originated prior to 2006	Retail vs. Wholesale Originations
		% OS	Del. %	C/O %
	Retail	85.03%	1.33%	1.05%
	Wholesale	12.48%	2.62%	3.70%
	Other	2.49%	1.68%	4.67%
	As of 09/30/08

	Portfolio Breakdown by LTV and FICO
		<=80%	80% - 90%	>90%
	>=740	31.4%	13.7%	5.3%
	720-739	7.1%	4.5%	2.0%
	700-719	7.1%	4.5%	2.0%
	660-699	8.0%	4.0%	3.3%
	620-659	2.6%	1.4%	1.4%
	<620	.9%	.3%	.4%
	*excludes whole loan insurance
	As of 09/30/08

	Balance	Origination Characteristics					QTD	YTD
Vintage	%	CLTV	FICO	% Broker *	% TN	% 1st lien	NCO's %	NCO's %
pre-2002	6%	76%	716	17%	50%	37%	2.49%	2.17%
2003	10%	73%	730	14%	38%	48%	.68%	.56%
2004	14%	79%	728	21%	26%	29%	1.37%	1.24%
2005	22%	80%	731	20%	20%	17%	1.79%	2.39%
2006	18%	77%	734	6%	26%	18%	2.35%	2.30%
2007	21%	79%	741	15%	22%	20%	.96%	.84%
2008	8%	76%	748	12%	29%	51%	.27%	.09%
Total	100%	78%	734	15%	27%	27%	1.47%	1.50%
* Correspondent and Wholesale

One-Time Close (OTC) Portfolio: $1.2 Billion (6% of Total Loans)	Top 10 States
		% OS	% NPL
- Construction-to-perm loans with short duration	CA	24%	34%
- Performance under pressure from housing market, borrower stress	TX	13%	19%
and lack of product salability in the secondary market	UT	10%	34%
- Actively identifying and remediating problem accounts	ID	7%	54%
- Devoting additional resources to manage problem loans	WA	7%	18%
- Ceased originations for national OTC lending: wind-down portfolio	FL	6%	84%
	AZ	5%	47%
	OR	4%	14%
	VA	2%	21%
	NC	2%	36%
	As of 09/30/08

ASSET QUALITY: PROCESS HIGHLIGHTS

Product	Current Process

Commercial Loans (Real Estate / C&I)
Risk Grading

Reserves are established using historical loss factors by grade level. Relationship managers risk rate each loan using grades that reflect both the probability of default and estimated loss in the event of default.  Loans with emerging weaknesses receive increased oversight through our Watch List process.

Portfolio Reviews are conducted regularly to provide oversight of risk grading decisions for larger credits.

Watch List Process

For new Watch List loans, senior credit management reviews risk grade appropriateness and action plans.  After initial identification, relationship managers prepare regular updates for review and discussion by more senior business line and credit officers.  This oversight is intended to bring consistent grading and allow timely identification of loans that need to be further downgraded or placed on non-accrual status.

Classified & Non-Accruals

When a loan becomes classified, the asset generally transfers to the specialists in our Loan Rehab and Recovery group where the accounts receive more detailed monitoring; at this time, new appraisals are typically ordered for real estate collateral dependent credits.

Loans are placed on non-accrual status if it becomes evident that full collection of principal and interest is at risk or if the loans become 90 days or more past due.

Impairment Assessment

Generally, classified non-accrual loans over $1 million are deemed to be impaired in accordance with SFAS 114 and are assessed for impairment measurement.  For impaired assets viewed as collateral dependent, fair value estimates are obtained from a recently received and reviewed appraisal.  Appraised values are adjusted down for costs associated with asset disposal and for our estimate of any further deterioration in values since the most recent appraisal.  Upon the determination of impairment, we charge off the full difference between book value and our best estimate of the asset’s net realizable value.

One-Time Close (OTC) Loans

For OTC real estate construction loans, reserve levels are established based on portfolio modeling and monthly portfolio reviews conducted with business line managers and credit officers.  The inherent risk in credits is examined and evaluated based on factors such as draw inactivity and borrower conditions, often recognizing problems prior to delinquency.  In addition, OTC loans that reach 90 days past due are placed on non-accrual.  A new appraisal is ordered for loans that reach 90 days past due or are classified as substandard during the monthly portfolio review.  Loans are initially written down to current appraised value.  Loans are then assessed for charge down again when they reach 180 days past due, and again when they are taken into OREO.

Home Equity Loans & Lines

For home equity loans and lines, reserve levels are established through the use of several models that look at historical losses, cumulative vintage performance, and roll rates.  Loans are classified substandard at 90 days delinquent.  Our collateral position is assessed prior to the asset becoming 180 days delinquent.  If the value does not support foreclosure, balances are charged-off and other avenues of recovery are pursued.  If the value supports foreclosure, the loan is charged down to net realizable value and is placed on non-accrual status.  When collateral is taken to OREO, the asset is assessed for further write down to appraised value.

GLOSSARY OF TERMS

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions:  The net amount of the discount or premium pricing charged to borrowers upon loan origination.  This also includes the servicing release premium paid to correspondents to purchase loans.  Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral:  The timing difference between collecting and recognizing origination fees on a loan not carried at elected fair value.  For loans held for sale not carried at elected fair value, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating mortgage warehouse loans, not carried at elected fair value, sold during the period.

FAS 114 Loans: Commercial loans over $1 million that are not expected to pay all contractually due principal and interest and consumer loans that have experienced a troubled debt restructuring. These loans are generally written down to an estimate of collateral value less cost to sell.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR):  The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.

Tangible Equity/RWA: Shareholders' equity excluding intangible assets and unrealized gains/losses on available for sale securities and cash flow hedges divided by risk weighted assets.

1
First Horizon National Corporation
Third Quarter 2008 Earnings
October 17, 2008

2
▪ Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the Appendix at the end of this presentation.
▪ This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as
    “believe” “expect” “anticipate” “intend” “estimate” “should” “is likely” “will” “going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements.  A number of factors could cause actual results to differ materially from those in the forward-looking information.
    These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and  10-K.  First Horizon disclaims any obligation to update any of the forward-looking statements that are made from time to time to reflect future events or developments.

3
Financial Highlights: Third Quarter 2008
1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision. Pretax loss was $203mm and provision was $340mm at 3Q08.
2Current Quarter is estimate.
▪ Earnings per share of $(0.59)
▪ Net loss of $(118) million
▪ Loan loss reserve increased to 3.52% of total loans, as provision of $340 million exceeded $155 million in net charge-offs
▪ Solid financial performance with pretax, pre-provision income1 of $137 million
 ▪ Includes ($31) million of significant items, net of gains
▪ Net interest margin stable at 3.01%
▪ Tier I capital ratio improved to 10.9%2

4
Strategic Actions Overview
Reducing Balance
Sheet
Proactive on
Asset Quality
Improving Liquidity
▪ Reduced assets by $2.7B in 3Q08
▪ Completed sale of national mortgage platform
▪ Reduced construction portfolios by approximately $600 million in 3Q08
▪ Reduced unsecured wholesale funding
▪ Retired $1.5 billion in maturing debt through asset reduction
▪ Customer funding (deposits and repos) remained stable
Strong Capital
Position
▪ Tier 1 ratio improved to 10.9%, TCE/TA to 7.2%1
▪ Continued balance sheet shrinkage should further improve ratios
▪ Capital position sufficient to withstand higher than expected credit losses
Strength in Core
Businesses
▪ Pretax, pre-provision earnings from Regional Bank/Capital Markets remained solid at $82mm for 3Q082
▪ Good customer and account growth in Tennessee
▪ Fixed income business remains strong
1 Current Quarter is estimate 2Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision.
Regional banking pretax loss was $7mm and provision was $58mm at 3Q08;
Capital markets pretax loss was $9mm and provision was $38mm.
▪ Increased reserves/loans to 3.52%
▪ OTC reserves reflect identifiable inherent loss content in portfolio
▪ 2008 outlook for net charge-offs remains within upper end of $485-$585 million forecast range

$ Billions
6/30
7/7
7/14
7/21
7/28
8/4
8/11
8/18
8/25
9/1
9/8
9/15
9/22
9/29

FIRST HORIZON NATIONAL CORPORATION

5
Customer Deposits Stable, Account Growth Improving
3Q08 Customer Funding1 by Day
2008 Net Primary Accounts2
Customer Deposits
Customer Repos
1Includes customer-related deposits and repurchase agreements net of float. Excludes custodial balances and wholesale deposits.
2Consumer: checking & money market savings; Business: checking, savings, repos, analyzed accounts
$12.0
$12.2
$11.8
666,260
656,156
646,090
▪ Deposits stable over quarter in face of industry events, rate competition
▪ Favorable trends in August and September resulting from proactive efforts
 ▪ Customer communication and education
 ▪ CDARS program introduction
 ▪ Money market savings promotion for relationship customers - record 5,500 new accounts opened in month of September
▪ Primary deposit accounts up 6.2% annualized in quarter
520,000
540,000
560,000
580,000
600,000
620,000
640,000
660,000
680,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Consumer
Business
6.0
7.0
8.0
9.0
10.0
11.0
12.0
13.0

6
▪ Strong capital position - among the best in the industry
▪ Improved liquidity
▪ Reducing risk & balance sheet by winding down national real estate businesses
 ▪ OTC balances down 40% YTD
 ▪ National Residential CRE balances down 35% YTD
▪ Remaining proactive on asset quality
 ▪ Majority of NPLs written down to net realizable values, increasing disposition opportunity
 ▪ Substantial loan loss reserve built over the last four quarters
▪ Refocusing on regional banking and capital markets
▪ First Horizon well positioned to manage through industry challenges
Summary

7
Asset Quality

Asset Quality Overview [1]

- Managing asset quality proactively
  - Aggressive loss recognition
  - Strong reserve levels
  - Significant balance reductions in the national construction portfolios
  - Strategic focus on problem asset disposition
- Net charge-offs totaled $155 million
  - Continued weakness in Residential CRE from declining housing market
  - C&I sub-segments impacted by housing (e.g. financial institutions)
  - Home equity losses in Q3 lower than in Q2
  - 2008 charge-off outlook remains at the upper end of $485 to $585 million forecast range
- Reserves increased to $760 million, or 3.52% of total loans
  - National Specialty Lending reserves at 5.21%
  - Accounts for estimated inherent loss in the OTC portfolio
  - Reserve build addresses deterioration in the C&I and CRE portfolios
- NPLs increased to 4.1% of loans
  - Continued to charge-down to net realizable values vs. carrying reserve for future loss recognition
  - Inflows stable, increased resolution of NPLs at levels consistent with carrying values

FIRST HORIZON NATIONAL CORPORATION

[1] Asset quality ratios as of 3Q08

8

8

9
Portfolio Characteristics
Geographic Distribution
<= 2004
31%
Channel Mix
Vintage Profile
1Broker includes wholesale and correspondent
First
Second
Total
Balance
$2.1B
$5.7B
$7.8B
Original FICO
731
735
734
Original CLTV
70%
81%
78%
Full Doc
76%
69%
71%
Owner Occupied
85%
98%
94%
HELOCs
$0.7B
$3.7B
$4.4B
Weighted Avg.
HELOC Utilization
47%
55%
54%
Retail
85%
Broker
1
15%
2008
 8%
Core Banking
Customers
2006
18%
2005
22%
2007
21%
WA
4%
Other
36%
TN
27%
CA
14%
VA
4%
MD
3%
FL
3%
GA
3%
AZ
2%
PA
2%
NJ 2%
Home Equity - Differentiated Portfolio Characteristics

$ Millions
0.64%
Jul07
Aug07
Sep07
Oct07
Nov07
Dec07
Jan08
Feb08
Mar08
Apr08
May08
Jun08
Jul08
Aug08
Sep08

$ Millions
Jul07
Aug07
Sep07
Oct07
Nov07
Dec07
Jan08
Feb08
Mar08
Apr08
May08
Jun08
Jul08
Aug08
Sep08

$ Millions
Jul07
Aug07
Sep07
Oct07
Nov07
Dec07
Jan08
Feb08
Mar08
Apr08
May08
Jun08
Jul08
Aug08
Sep08

FIRST HORIZON NATIONAL CORPORATION

10
Home Equity - Delinquency & Severity Trends
30-59 Day Delinquency
60-89 Day Delinquency
90+ Day Delinquency
Net-Charge Offs
0.33%
0.53%
0.68%
0.33%
0.67%
$0
$10
$20
$30
$40
$50
$60
$0
$10
$20
$30
$40
$50
$60
$0
$10
$20
$30
$40
$50
$60
1.02%
1.91%
1.70%
0.81%
1.50%
0.76%
0.64%
0.40%
0.62%
0.34%
0.0%
0.5%
1.0%
1.5%
2.0%
3Q07
4Q07
1Q08
2Q08
3Q08
Regional Banking
National Specialty

11
▪ Approximately $90mm of OTC loans modified into permanent loans in 3Q082
▪ By year-end 2008, construction balances are expected to decline to less than $1B
▪ Identified problem loans and built reserves for inherent losses in 3Q08
 ▪ Increased reserves to $242mm
 ▪ Reflects view of inherent loss content
One-Time Close1 - Performance Overview
1OTC loans are consumer construction to perm loans with short duration
2Loans remained in balance sheet of National Specialty Lending segment. 3Annualized.
3
3Q07
4Q07
1Q08
2Q08
3Q08
Total Commitment
$3.4 B
$3.0 B
$2.6 B
$2.0 B
$1.5 B
Total Balance
$2.2 B
$2.0 B
$1.8 B
$1.5 B
$1.2 B
% Funded
65%
66%
70%
75%
80%
30+ Delinquency %
1.91%
2.50%
2.67%
2.69%
4.92%
NPL %
3.21%
5.68%
11.01%
17.61%
28.94%
Net Charge-offs %
1.16%
2.18%
4.63%
9.90%
12.29%

12

▪ 3Q08 losses reflect ongoing weakness in housing market
▪ Expect residential CRE portfolio to shrink to ~$1.3 billion by year-end 2008, with the majority of the reduction to occur in the national portfolio
1Annualized
Total Commitment
$3.4 B
$3.2 B
$2.8 B
$2.4 B
$1.9 B
Total Balance
$2.2 B
$2.1 B
$2.0 B
$1.7 B
$1.5 B
 National Balance
$1.5 B
$1.4 B
$1.4 B
$1.1 B
$0.9 B
% Funded
65%
66%
70%
70%
79%
30+ Delinquency %
1.25%
3.56%
2.73%
6.36%
5.73%
NPL %
3.93%
6.43%
12.07%
16.65%
23.64%
Net Charge-offs %
1
0.51%
3.82%
5.93%
6.23%
11.95%
Residential CRE - Performance Overview

13
C & I and Income CRE Summary
▪ 3Q08 losses impacted by weakening economic
    conditions, especially in businesses correlated
    with the housing industry
▪ C&I net charge-offs at $30mm
 ▪ Driven by three sizeable individual credits,
               each impacted by real estate market stress
▪ Comprehensive review of correspondent banking
    portfolio ($1.2B), trust preferred loans ($0.5B)
 ▪ Relationship based approach
 ▪ Ongoing stress in financial industry likely to
               create pressure on credits
 ▪ Factored into loan grading
1 Loans of approximately $1.2B on consolidated balance sheet are held in capital markets segment
Correspondent Loan Portfolio1
Res &
Income
CRE
20%
C&I
35%
Loans to
Financial
Institutions
25%
Mortgage
Warehouse
Lending
20%

14
Problem Loans Written Down to Net Realizable Value
FAS 114 Charge-Downs1
FAS 114 Loan Reserves
632
512
392
23%
write-down

  (120)
38% below
appraised
value
1 Approximation based on appraisals
Reserves /
($ mm)
Reserves
Loans
Loans
FAS114 Impaired Loans w/o
Reserves
$0
$364
0.00%
FAS114 Impaired Loans w/
Reserves
$18
$40
43.81%
Other Commercial Loans
$344
$10,731
3.21%
Total
$362
$11,136
3.25%
$0
$100
$200
$300
$400
$500
$600
$700
Appraised
Value
Pre-Charge
Down Balance
Cumulative
Charge Down
Book Balance
(9/30/08)
▪ All classified non-accrual loans over $1mm are assessed for impairment in accordance with FAS-114
▪ Loans typically charged-down to net realizable value rather than holding reserves
▪ OTC loans 90 days past due or classified substandard initially written-down to current appraised value (based on new appraisals)
 ▪ Loans are then charged-down to 85% of appraised value when they reach 180 days past due and to 78% of value when they are taken into OREO

$Millions

Ending NPLs	$722	$854

FIRST HORIZON NATIONAL CORPORATION

15
Problem Loans Inflows Stable, Resolutions Increasing
ORE Flows
NPL Flows1
Non-Performing Assets
+$255
+$139
1Includes Commercial & One Time Close Portfolios only
$0
$200
$400
$600
$800
$1,000
$1,200
3Q07
4Q07
1Q08
2Q08
3Q08
NPLs
ORE
$ Millions
2Q08
3Q08
Beginning NPLs
$501
$722
+ Additions
$365
$356
+ Principal Increase
$3
$4
-Payments
($36)
($75)
- Charge-Offs
($86)
($122)
-Transfer to OREO
($24)
($30)
-Upgrade to Accrual
($1)
($1)
$ Millions
2Q08
3Q08
Beginning ORE
$84
$106
+ Additions
$35
$37
- Dispositions
($13)
($28)
Ending ORE
$106
$115
▪ New inflows of NPLs/ORE stable over
      prior quarter
▪ NPL resolutions increased to $76 million
      in 3Q08
 ▪ Pricing supportive of carrying valuation
▪ Workout resources actively pursuing asset
      disposition opportunities

16
Expectations and Risks Summary
1Source: First Horizon public disclosure: Analyst Packet, 5/7/2008
2Other includes permanent mortgage, other consumer and credit card
▪ Prior expectations and current outlook assume continued slow economic conditions and continued home price declines into 2009
▪ Better visibility into loss content of maturing OTC portfolio
 ▪ Reserves reflect identifiable inherent loss content in portfolio
▪ 2008 charge-off outlook towards the upper end of $485mm to $585mm forecast range
Balance
Allowance
Portfolio
at 9/30/08
($B)
at 9/30/08
($mm)
1Q08
(Actual)
2Q08
(Actual)
3Q08
(Actual)
Low End
High End
Current Outlook
(Range)
Residential CRE
$1.5
$112
$29
$30
$49
$99
$129
Moderately Above
One-Time Close
1.2
242
22
38
41
112
162
In Range
Home Equity
7.8
124
19
36
27
79
99
Moderately Above
Commercial
7.6
174
15
15
30
60
60
Moderately Above
Income CRE
2.0
76
10
3
1
20
20
In Range
Other
2
1.5
32
4
6
7
14
14
Moderately Above
Total
$21.6
$760
$99
$128
$155
$384
$484
$100mm Above
Range
Prior Expectations ($mm)
1
2008 Net Charge-Offs
($mm)
Net Charge-Offs

17
Financial Results

18
1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision
2Estimated capital ratios at 9/30/08
Numbers may not add to total due to rounding.
($ Millions)
3Q07
2Q08
3Q08
NII
238
$
239
$
223
$
Fee income
203
400
305
 Revenue before sec. G/(L)
441
639
528
Securities G/(L)
-
(1)
0
 Total revenue
441
638
528
Noninterest expense
(422)
(466)
(391)
 Pretax pre-provision
1
20
172
137
Provision
(43)
(220)
(340)
 Pretax income/(Loss)
(24)
(48)
(203)
Taxes
9
29
85
Disc. ops.
1
-
-
 Net income/(loss)
(14)
$
(19)
$
(119)
$
Diluted shares
130
177
201
Diluted EPS
(0.11)
$
(0.11)
$
(0.59)
$
Consolidated Financial Results
▪ NIM stable linked quarter at 3.01%
▪ Fee income, expenses impacted by sale
     of national mortgage business
▪ Provision up linked quarter to $340mm
 ▪ Reflects $185mm increase in reserves
▪ Period-end shares increased to 201mm
 ▪ Shares have been restated for previous
               quarters to reflect stock dividend
▪ Capital ratios improved significantly2
 ▪ TCE/TA = 7.2%
 ▪ Tier 1 = 10.9%

19
3Q08
Pre-tax Impact
($ mm)
Restructuring, repositioning, & efficiency related initiatives
Loss from mortgage divestiture
(17.5)
Employee & other costs
(16.4)
Other
Mortgage origination income adjustment
(15.5)
Item
Repurchase of debt
18.9
Other Significant Items

Total assets	**$37.0**	**$35.5**	**$32.8**

First Horizon National Corporation

20
Consolidated Net Interest Margin
1Includes divestiture balances. Mortgage I/O assets included in Trading Securities. Mortgage hedge assets included in Other
Period-End Assets
Expected Changes
($ Billions)
4Q07
2Q08
3Q08
in 4Q08
Total loans
22.1
$
22.2
$
21.6
$
$(0.6 - 1.0)
Loans HFS
1
3.7
2.6
0.7
(0.0 - 0.1)
Trading securities
1
1.8
1.6
1.6
(0.0 - 0.1)
MSR
1
1.2
1.1
0.8
(0.0 - 0.1)
Other
1
8.3
8.0
8.1
(0.4 - 0.5)
$(1.0 - 1.8)
2.87%
2.77%
2.81%
3.01%
3.01%
2.50%
2.75%
3.00%
3.25%
3Q07
4Q07
1Q08
2Q08
3Q08
Further Balance Sheet Reductions Expected
▪ NIM stable in 3Q08
▪ Short-term margin pressure may
       result from deposit competition,
       elevated LIBOR
▪ Long-term, NIM should expand as
       lower margin businesses reduced

Does not reflect ~$0.2B excess with Fed at 9/30/08

21
Wholesale Funding1 Period-End Balances
($ Billions)
Source: First Horizon Internal Information
1Excluding Securities Sold Repos, Trading Liabilities and sub-debt and other collateralized borrowings of $4.0B
▪ Expected balance sheet reduction adequate to offset debt maturities
▪ Sources of excess liquidity estimated to remain ~$4B through 2009
 ▪ FHLB availability, term MMDAs, repos, unpledged securities and Fed TAF
▪ Credit sensitive funding replaced with secured, non-credit sensitive sources
▪ Participating in CDARs program
Effectively $11.2
3Q07
4Q07
2Q08
3Q08
Fed Funds Purchased (Net of Sold)
2.4
3.3
0.8
0.2
Street CDs Short-term
2.8
4.3
-
-
Street CDs Long-term
1.0
1.0
0.9
0.5
Bank Notes
3.1
2.4
3.0
2.9
X-Notes
1.3
1.3
0.9
0.1
Insured Network Deposits
0.9
-
1.2
1.5
CDARs
-
-
-
0.2
Borrowings from FRB (TAF)
-
-
2.4
2.5
Borrowings from FHLB
2.0
0.5
3.5
3.5
Other Borrowings
0.2
0.1
0.5
0.1
13.6
12.9
13.2
11.4
Wholesale Funding Sources Less Credit Sensitive

Capital Ratios	Minimum[3]	1Q08	2Q08	3Q08[1]	4Q08[1]	4Q08 Provision of $200mm Minimum ($mm)

FIRST HORIZON NATIONAL CORPORATION

22
▪ Capital ratios improved in 3Q081
▪ Ratios expected to build further through
       end of 2008
▪ $1B of balance sheet shrinkage would
       improve TCE/TA ratio by 25 bps
Summary
Pro-Forma Assumptions
▪ Q4 pre-tax pre-provision earnings of
       $129.2mm based on median broker estimates2
▪ Dividend paid in stock
▪ Asset reduction assumed to be $1B
       (60% risk-weighting) in 4Q08
▪ 35% tax rate
▪ Illustrates excess capital to regulatory
       minimums
1 3Q08 & 4Q08 are estimates.
2  Based on broker estimates available to FHN as of Oct. 10, 2008. FHN has not announced earnings estimates and has not endorsed these or any other broker estimates. Includes Fox Pitt, Merrill Lynch, Janney
Montgomery, Sterne Agee, SunTrust, Stifel Nicholas..
Regulatory
3 TCE/TA of 5% is a benchmark, rather than a regulatory minimum
Excess Capital to
Tier 1 RBC
6.0%
8.2%
10.5%
10.9%
11.1%
$1,324
Total Capital
10.0%
13.0%
15.2%
15.8%
16.1%
$1,596
TCE/TA
5.0%
5.0%
7.0%
7.2%
7.3%
$734
Tangible Book Value Per Share
$14.23
$12.14
$11.60
$11.38
12/31/2008 Proforma Assuming
Capital Position Strengthened

23
1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision
2Deposits change from 2Q08-3Q08 impacted by ($220) million from float timing
Numbers may not add to total due to rounding
($ Millions)
3Q07
2Q08
3Q08
NII
137
$
120
$
122
$
 Deposit fees / cash mgmt
44
45
44
 Other fees
48
48
44
Fee income
92
93
88
 Total revenue
229
213
210
Noninterest expense
(154)
(150)
(159)
 Pretax pre-provision
1
75
63
52
Provision
(19)
(90)
(58)
 Pretax income (loss)
56
$
(27)
$
(7)
$
Balance Sheet
(Period End, $ Millions)         3Q07      2Q08      3Q08
Loans
$11,161
$11,037
$11,008
 Core Deposits
(2)
10,281
10,033
9,664
Total Deposits
(2)
11,598
11,035
10,621
Repos
1,209
1,064
1,168
NIM
4.85%
4.38%
4.43%
Segment Results: Regional Banking
▪ Continued customer growth
 ▪ Targeted marketing investments
 ▪ New branches in key TN-area metro areas
 ▪ Customer accounts up 6% year over year
▪ NIM increased by 5bps in 3Q08
 ▪ Increase in funding costs
 ▪ More competitive environment with deposits
▪ Expenses up 6% linked quarter
 ▪ Higher expenses from marketing efforts
              and investments in new branches
 ▪ Higher foreclosure expense in regional
              bank
▪ Pretax pre-provision income of $52mm
▪ Elevated provision drove pre-tax loss of
     $(7)mm
 ▪ Commercial loan grade migration
 ▪ Reserves increased to 2.45% of loans

$ 14	$ 18	$ 19
	65	125	99
	(74)	(100)	(88)
	(2)	(19)	(38)
	1,532	1,656	1,277

FIRST HORIZON NATIONAL CORPORATION

24
1Pretax, pre-provision is a non-GAAP number and is pretax income excluding provision
Numbers may not add to total due to rounding
($ Millions)
3Q07
2Q08
3Q08
NII
 Fixed Income
46
105
80
 Other fees
19
20
18
Fee income
 Total revenue
79
143
118
Noninterest expense
 Pretax pre-provision
1
5
43
30
Provision
 Pretax income (loss)
3
$
24
$
(8)
$
2Q08
Balance Sheet
(Average, $ Millions)
 Trading inventory
$1,810
3Q08
$1,631
3Q07
$1,356
 Loans
1,291
1,491
1,759
 Other earning assets
Total earning assets
4,633
4,778
4,391
Segment Results: Capital Markets
▪ Fixed income sales remained strong,
     although down from 1H08 very strong levels
▪ Expenses down 12% linked quarter
▪ Provision increased $19mm linked quarter
 ▪ Deep review of correspondent banking
                 portfolio exposures
 ▪ Impacted by single, large credit
▪ Avg. loans of $1.8B includes Trust Preferred
     loans moved from HFS to HTM in prior quarters
▪ Managing loan portfolio, emphasizing
     correspondent banking relationships
 ▪ Relationship-based approach
 ▪ P/E loans are flat linked quarter

Total assets	5,467	5,702	3,214

26

90

FIRST HORIZON NATIONAL CORPORATION

25
1Other includes mortgage hedging assets and permanent mortgage
($ Millions)
Origination
Servicing
NII
18
$
5
$
Fees
 Revenue
44
95
Expense
(76)
(13)
Provision
-
(3)
Pretax
(32)
$
79
$
Pre-Tax Income by Activity
(3Q08 Estimated)
($ Millions)
3Q07
2Q08
3Q08
NII
27
$
32
$
22
$
 Net origination fees
(18)
134
20
 Net servicing fees
50
42
81
 Other fees
10
14
15
Fee income
42
190
116
 Total revenue
69
222
138
Noninterest expense
(108)
(149)
(89)
Provision
0
(4)
(3)
 Pretax income (loss)
(39)
$
69
$
46
$
Balance Sheet
(Period end, $ Millions)
 Warehouse
$2,083
3Q07
$2,433
$537
2Q08
3Q08
 Trading securities
539
407
279
 MSR
1,431
877
772
 Other
1
1,414
1,986
1,626
Segment Results: Mortgage Banking
▪ 3Q08 originations reflect:
▪ $(14)mm from adoption of accounting standards
▪ $(16)mm of origination income adjustment
▪ Two months of national activity (July/August)
▪ Origination income will be limited to small Tennessee
 operation: originations ~$0.5-1.0B annually
▪ Favorable hedging of $50mm
▪ Servicing portfolio ended quarter at $65B
▪ Servicing income expected to decline from run-off

26
▪ Strong capital position - among the best in the industry
▪ Improved liquidity
▪ Reducing risk & balance sheet by winding down national real estate businesses
 ▪ OTC balances down 40% YTD
 ▪ National Residential CRE balances down 35% YTD
▪ Remaining proactive on asset quality
 ▪ Majority of NPLs written down to net realizable values, increasing disposition opportunity
 ▪ Substantial loan loss reserve built over the last four quarters
▪ Refocusing on regional banking and capital markets
▪ First Horizon well positioned to manage through industry challenges
Summary